SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
| | Preliminary Proxy Statement            |_| Confidential, for Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Physician Healthcare Plan of New Jersey, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |_| No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction: $2,377,100 (based on data available on date of filing)

         (5) Total fee paid:

         |X| Fee paid previously with preliminary materials: $475.42
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid: $____________________________________
         (2) Form, Schedule or Registration Statement no: ________________
         (3) Filing Party: _______________________________________________
         (4) Date filed: _________________________________________________

                         [For the Letterhead of PHPNJ]


                                                              November 10, 1997


To Our Stockholders:

         I am pleased to enclose information relating to the Special Meeting of Stockholders of Physician Healthcare Plan of New Jersey, Inc. ("PHPNJ") to be held at the Hyatt Regency, 2 Albany Street, New Brunswick, New Jersey on Tuesday, December 9, 1997 at 6:30 p.m.
         At the meeting you will be asked to consider and vote upon a proposal to approve an agreement with Medigroup of New Jersey, Inc. (HMO Blue), which involves the sale of PHPNJ's HMO and PPO group contracts, provider agreements and other participation and ancillary services agreements. The transaction is more fully described in the enclosed Proxy Statement. HMO Blue is the HMO formed by Blue Cross/Blue Shield of New Jersey, Inc.

         Your Board of Directors has approved the agreement after reviewing several transaction proposals, and believes that it is in the best interest of the company and our stockholders that the stockholders approve the agreement and transaction with HMO Blue. In particular, this transaction offers members of the PHPNJ community an opportunity to participate on several leading committees, and up to 140 representatives of PHPNJ will serve on HMO Blue's specialty panels. In addition, in the view of the Board of Directors, this transaction will permit PHPNJ to preserve more cash for the benefit of the company and our stockholders. Accordingly, the Board of Directors recommends that you vote to authorize this transaction. Please sign and return the enclosed proxy, using the enclosed envelope, or attend the meeting and vote in person.

                                                       Sincerely,

                                                       /s/ Joseph D. Billotti
                                                       ________________________
                                                       Joseph D. Billotti, M.D.
                                                       Chairman

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                            c/o The Pace Group, Inc.
                          12160 Abrams Road, Suite 409
                              Dallas, Texas 75243
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 9, 1997


         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Physician Healthcare Plan of New Jersey, Inc., a New Jersey corporation (the "Company"), will be held at the Hyatt Regency, 2 Albany Street, New Brunswick, New Jersey on Tuesday, December 9, 1997 at 6:30 p.m., local time, for the purpose of considering and acting upon the following:
         1. Authorizing (a) the execution, delivery and performance by the Company of a certain Agreement dated as of June 26, 1997 by and between Medigroup of New Jersey, Inc. and the Company relating to the purchase of the HMO and PPO operations of the Company, as such agreement may be amended to comply with regulatory requirements (the "Agreement"), and (ii) other instruments and documents required to be executed and delivered by the Company as described in the Agreement, and (b) the consummation of the assignment and transfer of certain of the Company's contracts as described in the Agreement; and

         2. Transacting such other business as properly may come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on November 3, 1997 will be entitled to notice of and to vote at the meeting or any adjournments thereof. Accompanying this notice is a proxy statement and proxy card. Whether or not you plan to attend the meeting, please indicate your choice on the matters to be voted upon, date and sign the enclosed proxy and return it to the Company in the enclosed postage-paid return envelope. You may revoke your proxy at any time prior to its exercise by written notice to the Company, by executing a proxy bearing a later date, or by attending the meeting and voting in person after notifying the Company's Secretary in writing of the revocation of the proxy.
         You are cordially invited to attend the meeting in person.

                                            By order of the Board of Directors

                                            /s/ Bessie Sullivan, M.D.

                                            Secretary

November 10, 1997

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                            c/o The Pace Group, Inc.
                          12160 Abrams Road, Suite 409
                              Dallas, Texas 75243


                                PROXY STATEMENT


                        SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 9, 1997


         The enclosed proxy is being solicited by and on behalf of the Board of Directors of Physician Healthcare Plan of New Jersey, Inc., a New Jersey corporation ("PHPNJ" or the "Company"), for a Special Meeting of Stockholders of the Company to be held on Tuesday, December 9, 1997 at 6:30 p.m., local time, at the Hyatt Regency, 2 Albany Street, New Brunswick, New Jersey, or any adjournment thereof. It is anticipated that this Proxy Statement and accompanying proxy will be mailed to stockholders on or about November 10, 1997. Stockholders of record at the close of business on November 3, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the meeting.
         The purpose of the meeting is to consider and act upon the authorization of (a) the execution, delivery and performance by the Company of
(i) a certain Agreement dated as of June 26, 1997, by and between Medigroup of New Jersey, Inc. and the Company relating to the purchase of the HMO and PPO operations of the Company, as such agreement may be amended to comply with regulatory requirements (the "Agreement"), and (ii) other instruments and documents required to be executed and delivered by the Company as described in the Agreement, and (b) the consummation of the assignment and transfer of certain of the Company's contracts as described in the Agreement; and the transaction of such other business as properly may come before the meeting or any adjournment thereof.

         On the Record Date, the Company had 4,631 shares of common stock, no par value per share, outstanding and entitled to vote at the meeting. Each share is entitled to one vote. Ten percent (10%) of the shares outstanding on the Record Date represented by proxy or in person at the meeting will constitute a quorum for the transaction of business at the meeting. An affirmative vote of a majority of the votes cast by stockholders entitled to vote in person or by proxy will be necessary for approval of the proposals described herein. Abstentions are counted for the purposes of determining the presence or absence of a quorum for the transaction of business and, with respect to votes cast in connection with the proposals described herein, abstentions have the same effect as a vote against a proposal. Non-votes will have no effect in determining the presence of a quorum or the outcome of the vote. Because the Company has more than 1,000 stockholders, the stockholders will not be entitled to dissent from the actions to be considered by the stockholders at the meeting as provided in Section 14A:11-1 of the New Jersey Business Corporation Act, as amended (the "NJBCA"), pursuant to the exception from the right to dissent set forth in Section 14A:11-1(1)(b)(i) of the NJBCA.

         IT IS ANTICIPATED THAT THE DIRECTORS AND OFFICERS WILL VOTE THEIR SHARES OF COMMON STOCK IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. AS A GROUP, THESE PERSONS OWN APPROXIMATELY 0.4 PERCENT OF THE SHARES AS OF THE RECORD DATE.

         The cost of soliciting proxies will be borne by the Company. The Company may solicit proxies in person or by telephone, in addition to solicitation by mail. All such further solicitation will be made by directors or officers of the Company, who will not be additionally compensated. The Company has made no arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries or other custodians and their principals, because the Company's stock ledger does not indicate that any such parties are record holders of shares of the Company's common stock.

         Shares represented by proxies that are properly executed and received in time for the meeting will be voted in accordance with the stockholders' specifications. In the absence of specific instructions to the contrary, proxies received in response to this solicitation will be voted FOR the authorization of the execution, delivery and performance by the Company of the Agreement, and other instruments and documents required to be executed and delivered by the Company as described therein, and the consummation of the assignment and transfer of certain of the Company's contracts as described in the Agreement. Should any other matter properly come before the meeting, the persons named as proxies will, unless otherwise specified in the proxy, vote upon such matters in their discretion. Pursuant to the discretionary power granted to the persons named as proxies, such persons may use proxies received to vote to adjourn the meeting; provided, however, that proxies indicating a vote against the proposal described in this Proxy Statement will not be used to vote for an adjournment.

         A proxy may be revoked at any time prior to its exercise by written notice to the Company, by executing a proxy bearing a later date, or by attending the meeting and voting in person after notifying the Company's Secretary in writing of the revocation of the proxy. Notwithstanding the foregoing, in the event that the substance of the transaction contemplated by the Agreement or the amount of the purchase price described therein is materially modified as a result of requirements imposed by applicable regulatory authorities, the Company would consider whether supplemental proxy materials must be delivered to stockholders and, if such regulatory requirements are imposed after the date of the Special Meeting of Stockholders, whether subsequent action by the stockholders is necessary.

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----

Summary                                                                   5

Proposal to Approve Agreement                                             9
 Relating to the Purchase of the HMO and PPO Operations of the Company and Related Matters

Business                                                                  29

Interest of Certain Persons in Matters to be Acted Upon                   35

Securities Ownership of Certain Beneficial Owners and                     36
 Management

Financial Statements                                                      37

Management's Plan of Operation                                            60

Market Price and Dividend Information                                     63

Independent Public Accountants                                            64

Other Matters                                                             64

Available Information                                                     64

Exhibit A
---------

Form of Agreement between Physician Healthcare Plan of New Jersey, Inc., and Medigroup of New Jersey, Inc.

Exhibit B
---------

Opinion of Shattuck Hammond Partners Inc.

                                    SUMMARY

The following Summary should be read in conjunction with the more detailed information included elsewhere in this Proxy Statement and the exhibits hereto.

The discussion in this Proxy Statement contains certain forward-looking statements that involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions. The statements should not be regarded as a representation by the Company that the expectations or plans of the Company will be achieved. Actual results or events could differ materially from those discussed herein. Factors that could cause or contribute to such differences include but are not limited to the effect of requirements imposed by regulatory agencies in connection with the review and approval of the proposed transaction described herein, the amount of claims payable by the Company in respect of services provided under its plans, the ability of the Company to increase or at least maintain levels of member enrollment in the Company's plans, the ability of the Company's new management company to manage the Company, the ability of the Company to accurately forecast expenditures, and conditions in the Company's marketplace.

The Company

         Physician Healthcare Plan of New Jersey, Inc., incorporated in 1994, is a physician-owned and directed health maintenance organization ("HMO") which operates in the State of New Jersey pursuant to a Certificate of Authority issued by the New Jersey Department of Banking and Insurance and Department of Health and Senior Services. The Company has developed and markets HMO, preferred provider organization ("PPO") and point-of-service ("POS") products, and has devoted substantial efforts to developing and credentialing its health care delivery network. Since inception, the Company has engaged a management company to provide substantially all management and administrative services, including, but not limited to, financial services, member and provider support services, provider credentialing, and claims processing. Until July 1997, the Company was managed by Medical Group Management, Inc., a subsidiary of New Jersey State Medical Underwriters, Inc., which in turn is a subsidiary of the Medical Society of New Jersey. Currently, the Company is managed by Medigroup of New Jersey, Inc. (the "Purchaser").

         Additional information about the Company appears herein under the captions "BUSINESS,"and "MANAGEMENT'S PLAN OF OPERATIONS," and in the Company's Financial Statements and Notes thereto.

Summary of the Proposed Transaction

         The Company and the Purchaser have entered into the Agreement as of June 26, 1997, the form of which is attached hereto as Exhibit A. The Agreement provides for the acquisition by the Purchaser of group contracts and certain provider agreements, constituting the Company's HMO and PPO operations, for a cash purchase price at closing equal to the greater of $1,000,000 or $300 per each HMO member enrolled in the Company's plans at the date of closing of the transaction. In addition, the Agreement provides that, on the first anniversary of the closing, the Purchaser will pay the Company an amount in cash equal to $10 for each Health Care Payer Coalition ("HCPC") member to whom the services of the Purchaser's network of providers are available on the first anniversary of the closing. An HCPC member is a patient covered by certain group health coverage plans, to whom the services of the Company's providers have been available for a service fee. No assurance can be given regarding the number of HMO members at the date of closing. Therefore, no assurance can be given that the Company will receive more than the minimum price of $1,000,000 for this transaction. In addition, HCPC has informed the Company that HCPC intends to cease its relationship with the Company as of February 28, 1998 when the current agreement between HCPC and the Company expires. Therefore, at this time the Purchaser's providers are not expected to be providing services to HCPC members on the first anniversary of the date of closing, and the Company will receive no additional consideration on the first anniversary of the date of Closing.

         The Purchaser will assume the Company's obligations under the acquired contracts from the date of closing of the transaction. The Company will remain liable, for a period of 12 months after the date of closing, for any obligations arising under the contracts before the date of closing. The Company also will be permitted to select certain physicians who will be appointed to various committees, panels and board of the Purchaser or its affiliates. The Company has agreed that it will not engage in the managed care business for a period of one year after closing. The Agreement is subject to approval by the New Jersey Department of Banking and Insurance and the New Jersey Department of Health and Senior Services. As of the date hereof, such approvals have not yet been obtained.

         If the Agreement is approved by the stockholders of the Company and the applicable state regulators, the Company will surrender its Certificate of Authority to the Department of Banking and Insurance at such time as the Department is satisfied that all obligations of the Company arising prior to closing have been paid or provided for. Management expects that the Company will then voluntarily dissolve and liquidate after the surrender of the Certificate, at which time amounts remaining, if any, after satisfaction of the Company's liabilities would be distributed to stockholders. Dissolution will require additional stockholder approval, and an affirmative vote of at least a majority of the votes cast by holders of shares entitled to vote thereon would be required for approval.

         At this time, the Company is unable to estimate when the Certificate of Authority will be surrendered, when a liquidation would occur, or what amount, if any, would be available for distribution to stockholders upon liquidation of the Company. However, any amount distributed is expected to be substantially lower than the purchase price per share paid by physician stockholders.

         The Company has entered into a Management Services Agreement with the Purchaser, effective July 1, 1997, pursuant to which the Purchaser is providing substantially all the management and administrative services necessary for the operation of the Company's business. The management fee payable under the Management Services Agreement currently is $15 per member per month. The fee increases in the event that stockholder or regulatory approval is not obtained by a certain time. See "PROPOSAL TO APPROVE AGREEMENT RELATING TO THE PURCHASE OF THE HMO AND PPO OPERATIONS OF THE COMPANY AND RELATED MATTERS - Management Arrangements with the Purchaser." The Management Services Agreement is not subject to stockholder approval but must be approved by the Department of Banking and Insurance and Department of Health and Senior Services. The Department of Banking and Insurance has approved the Management Services Agreement subject to the concurrence of the Department of Health and Senior Services, which has not acted as of the date hereof.

         Since operations commenced in 1995, the Company has experienced significant competitive pressures in its marketplace, resulting in the inability to become profitable. In the Spring of 1997, the Board of Directors charged the Board's Due Diligence Committee with identifying strategic options and recommending a course of action that would be most beneficial to the Company and its stockholders. After evaluating proposed transactions or alliances with four companies, the Board of Directors determined that the terms and conditions of the proposed transaction with the Purchaser were expedient and in the best interest of the Company and its stockholders. The Board of Directors has received an opinion of Shattuck Hammond Partners Inc., an investment banking firm, that the consideration to be paid by the Purchaser is fair from a financial point of view to the stockholders of the Company. The opinion is attached hereto as Exhibit B. See "PROPOSAL TO APPROVE AGREEMENT RELATING TO THE PURCHASE OF THE HMO AND PPO OPERATIONS OF THE COMPANY AND RELATED MATTERS" for a more detailed discussion of the terms of the Agreement and related matters.

Advantages and Disadvantages of the Transaction

         In the view of the Board of Directors of the Company, the primary advantages of the proposed transaction with the Purchaser are (1) the preservation of cash, resulting from the application of the cash proceeds of the transaction to the payment of claims liabilities, the assumption by the Purchaser of claims obligations post-closing and the payment of lower management fees, potentially resulting in more cash for distribution to stockholders upon the liquidation of the Company, (2) the opportunity for physicians to continue to be involved in the direction of managed care in New Jersey through participation on the committees, panels and board described in the Agreement, and (3) the continuation of subscriber and provider relationships because of the assumption by the Purchaser of certain existing agreements. The Board of Directors believes that the primary disadvantage of the proposed transaction with the Purchaser is the necessity of remaining in existence for a period of time after closing in order to pay claims incurred but not reported prior to closing, rather than quickly winding down and making a distribution, if available, to stockholders.


Potential Consequences of a Negative Vote

         In the event that the proposal set forth in this Proxy Statement is not approved by the stockholders, or if required regulatory approvals are not obtained, the Company will attempt, to the extent the Company's financial resources permit, to seek alternative proposals for the transfer of its operations or other alliances or arrangements with other entities. However, if an alternative arrangement cannot be implemented quickly, the Company will seek to voluntarily dissolve and assets remaining, if any, after satisfaction of the Company's liabilities would be distributed to stockholders. In this event, amounts distributed in respect of an outstanding share of the Company's common stock would likely be substantially lower than the purchase price paid by a stockholder for such share.

         Even if the Company were able to initiate alternative arrangements quickly, a negative vote on the proposal presented in this Proxy Statement would have a significant adverse effect upon the Company. First, the Management Services Agreement would terminate, and the Company would have to engage a new manager, resulting in a significant disruption of the operations of the Company. No assurance can be given that the Company will be able to identify and engage a new manager quickly or to engage a manager on terms at least as favorable as those offered by the Purchaser. Second, the Company would likely experience a more rapid depletion of cash reserves and resulting increase in losses as a result of (1) delays and increased costs of operations if a manager cannot be engaged quickly on terms at least as favorable as those offered by the Purchaser and (2) the unavailability of additional cash proceeds for the payment of claims liabilities. A reduction of cash reserves and increase in financial losses would reduce the amount available, if any, for distribution to stockholders upon the liquidation of the Company, and increase the likelihood of the loss of a stockholder's entire investment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

         PROPOSAL TO APPROVE AGREEMENT RELATING TO THE PURCHASE OF THE
           HMO AND PPO OPERATIONS OF THE COMPANY AND RELATED MATTERS


General

         Since 1995, the Company has been engaged in the business of operating a physician-owned and directed health maintenance organization in the State of New Jersey (the "Plan"). As of June 26, 1997, the Company entered into the Agreement with Medigroup of New Jersey, Inc., as purchaser, pursuant to which the Purchaser will acquire the HMO and PPO operations of the Company. Medigroup, Inc. ("Medigroup") and Blue Cross and Blue Shield of New Jersey, Inc. ("BCBSNJ") have joined in the Agreement for certain limited purposes. The Purchaser operates a health maintenance organization in the State of New Jersey known as "HMO Blue." The Purchaser is a wholly owned subsidiary of Medigroup, which in turn is a wholly owned subsidiary of BCBSNJ. The form of the Agreement is attached hereto as Exhibit A.

         The parties anticipate that the transaction contemplated by the Agreement will close on or before December 31, 1997, if all approvals can be obtained and other conditions satisfied by that date.

         The Company also has entered into a Management Services Agreement with the Purchaser, dated as of June 26, 1997 (the "Management Services Agreement"), pursuant to which the Purchaser began providing management services to the Company effective July 1, 1997. This agreement does not require stockholder approval. See "Management Arrangements with the Purchaser" for a description of the Management Services Agreement.

Summary of Terms of the Agreement Regarding the Purchase of the HMO and PPO Operations of the Company

         The following is a summary of the Agreement, which is qualified in its entirety by the terms of the Agreement attached as Exhibit A to this Proxy Statement.

         Transfer of Contracts
         ---------------------


          Pursuant to the terms of the Agreement, the Purchaser will acquire and assume from the Company all right, title and interest of the Company in the group contracts and provider agreements described below (the "Contracts"). The Purchaser also will assume from the Company all of the Company's duties and obligations arising under the Contracts after the date of closing of the transaction contemplated by the Agreement (the "Closing Date"). In addition, as of the first anniversary of the Closing Date, the Purchaser will assume such duties and obligations arising under the Contracts prior to the Closing Date which are not known to the Company on the first anniversary of the Closing Date.

         The Contracts to be transferred to the Purchaser are as follows:

         o         All HMO and PPO group account contracts

         o Provider participation agreements with primary care physicians, provided however, that if a physician fails to meet applicable credentialing requirements of Medigroup, such agreement will be excluded

         o Provider participation agreements with specialty care physicians, provided, however that if a physician fails to meet applicable credentialing requirements of Medigroup, such agreement will be excluded

         o PPO agreements, ancillary provider services agreements and hospital participation agreements


         Notwithstanding the transfer of the Contracts, the Company will retain all cash on hand, cash equivalents, investments and bank deposits; all accounts, premiums or other amounts due to the Company for the period up to and including the Closing Date; tax refunds, tax, insurance and other claims or rights to recover and similar benefits of the Company's business and any prepaid items with respect to the Company's business prior to the Closing Date; and all other assets of the Company except for the Contracts. The Purchaser is not required to assume or perform any liabilities or obligations of the Company relating to any stockholder of the Company or the operation of the Company's business prior to the Closing Date, except for duties and obligations, if any, to pay incurred but not reported claims which may arise under the Contracts but which are not known to the Company on the first anniversary of the Closing Date.

         After the closing of the proposed transaction between the Company and the Purchaser, the Company will use its cash and other assets, described above, to pay claims which arose under the Contracts prior to the Closing Date (the "Claims Run-Off") and to pay its operating and other expenses. The Claims Run-Off will continue for a period of 12 months after the Closing Date. After such period, and at such time as state insurance regulators are satisfied that the Company's claims obligations have been satisfied or provided for, the Company intends to surrender its Certificate of Authority, and commence liquidation proceedings. See "Proposal to Approve Agreement Relating to the Purchase of the HMO and PPO Operations of the Company and Related Matters -- Post-Transaction Events".

         Purchase Price; Expenses; Deposit
         ---------------------------------

         The Purchaser will pay the Company for the Contracts an amount equal to the sum of (a) the greater of $1,000,000 or $300 per health maintenance organization member certified by the Purchaser, to be enrolled in the Plan (the "Certified Number") as of the Closing Date (the "Closing Installment"), (b) any interest on the Deposit (hereinafter defined) and (c) $10 for each eligible Health Care Payers Coalition ("HCPC") life to whom the services of the Purchaser's provider network are available on the first anniversary of the Closing Date (the "Subsequent Installment"). Although the Company had approximately 6,470 HMO members at October 1, 1997 and the services of the Company's provider network were available to approximately 50,000 HCPC members as of that date, no assurance can be given of the number of HMO members as of the Closing Date. Therefore, there can be no assurance that the Company will receive more than $1,000,000 for the Contracts. In addition, HCPC has informed the Company that it intends to cease its relationship with the Company as of February 28, 1998 when the current agreement between HCPC and the Company expires. Therefore, at this time the Purchaser's providers are not expected to be providing services to HCPC members on the first anniversary of the Closing Date, and the Company will not receive the Subsequent Installment.

         The Closing Installment and interest on the Deposit will be paid to the Company in immediately available funds on the Closing Date and the Subsequent Installment will be payable to the Company in immediately available funds on the first anniversary of the Closing Date. Within 30 days after the Closing Date, the Company at its sole expense may verify the Certified Number by independent audit. If the number of members determined by such audit to be enrolled in the Plan is lower than the Certified Number, the Company will rebate to the Purchaser an amount equal to $300 times such difference; provided, however that any such rebate will not reduce the Closing Installment below $1,000,000. If the number of members determined by such audit to be enrolled in the Plan is higher than the Certified Number, then the Purchaser will pay the Company an amount equal to $300 times such difference.

         Each party will pay its own costs and expenses incurred in connection with the Agreement, the Management Services Agreement and the transactions contemplated therein. The Purchaser will pay any excise, sales, value added, use, registration, stamp, transfer and similar taxes or charges (other than income taxes due and payable by the Company.)

         The Purchaser has paid the Company a deposit of $500,000, which is being held by Mellon Bank, N.A. as escrow agent (the "Deposit"). If the stockholders of the Company approve the Agreement and if the required regulatory approvals, described below, are obtained, the Deposit and interest thereon will be disbursed to the Company and the Deposit will be credited against the purchase price. If the stockholders disapprove the transaction or if the regulatory approvals are not obtained, then the Deposit and all interest thereon will be returned to the Purchaser. If the stockholders have not approved the Agreement by June 26, 1998 and the Purchaser exercises its termination rights in such event as provided in the Agreement, $250,000 of the Deposit will be disbursed to the Purchaser and $250,000 plus all interest on the Deposit will be disbursed to the Company.

         Post-Closing Treatment of Premiums and Claims
         ---------------------------------------------

         From and after the Closing Date, if the Purchaser receives premiums payable under any of the Contracts for the period prior to the Closing Date, the Purchaser will promptly pay them over to the Company on a weekly basis. When the Purchaser properly pays any claims incurred prior to the Closing Date, the Company will reimburse the Purchaser within one business day after the Company's receipt of the Purchaser's invoice for such payments. Such invoices will be submitted no more frequently than once weekly. All reimbursements by the Company will be subject to subsequent audit and verification, and the Purchaser will provide the Company with reasonable access to its books and records relating to the payment of such claims.

         Appointments to Boards and Committees
         -------------------------------------

         In connection with the closing of the transaction contemplated by the Agreement, the Company will select two physicians to be appointed by BCBSNJ to BCBSNJ's Medical Policy Committee and one physician to be appointed to BCBSNJ's Professional Advisory Committee. The Company will select two physicians to be appointed by the Purchaser to the Purchaser's Quality Improvement Committee and two physicians to be appointed to such committee's subcommittees on Clinical Issues, Credentialing and Grievance/Appeals. The Company will select two physicians meeting the Purchaser's applicable credentialing requirements for appointment by the Purchaser to its Panel of Independent Medical Examiners for each specialty represented on such panel. The Company will be entitled to appoint physicians to each of the committees or panels, or their successors, for at least five years. In addition, the Company will present a slate of at least three physicians from which one physician will be appointed by Medigroup's stockholder to the Board of Directors of Medigroup for a minimum term of three years.

         Proposal for Princeton Product
         ------------------------------

         The Agreement also provides that, in connection with the closing, the Purchaser must provide a proposal outlining a benefits structure and marketing plan for an HMO product to be offered by Princeton Medical Management, LLC ("PMM"). PMM is a joint venture of the Company and the Medical Center at Princeton Physician Hospital Organization (the "Medical Center"), organized in 1996 to market and manage a proposed product to be known as "Princeton Preferred Health Plan." The joint venture never conducted any operations or engaged in the sale of any HMO product. Currently, the Company and the Medical Center are in the process of dissolving the limited liability company, because the joint venture has had no operations to date and will not in the future. Each party will release the other from any obligation to the other in connection with such dissolution. Neither party will receive any funds as a result of the dissolution because no capital was invested in PPM.

         Notwithstanding the expected dissolution of PPM, the Purchaser and Medical Center representatives currently are discussing proposals for a possible HMO product, which discussions do not involve, and have no impact upon, the Company.

         Non-Competition Provisions
         --------------------------

         The Company has agreed that neither it nor any entity of which it is a majority owner will, directly or indirectly, engage in the business of providing or arranging for the provision of managed health care insurance (including HMO, PPO, POS and ASO arrangements) in the State of New Jersey for a period of one year after the Closing Date. This limitation does not apply to the Company's stockholders individually. In addition, for a period of five years following the surrender of the Company's Certificate of Authority to the State of New Jersey, the Company has agreed that it and its affiliates will not use any name, trade name, trademark, brand name or service mark, including without limitation, "Physician Healthcare Plan of New Jersey," that is confusingly similar to those used by the Company as of the Closing Date.

         Indemnification by the Company
         ------------------------------

         The Company has agreed to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents, successors and assigns from and against any and all liabilities, losses and expenses actually incurred by such indemnified parties as a result of (i) the breach by the Company of any representation, warranty, covenant or agreement contained in the Agreement or any other document delivered on the Closing Date (except to the extent such breach was caused by the Purchaser as manager of the Company's operations), and
(ii) the failure of the Company to pay or otherwise discharge any liability or obligation incurred by it in connection with the Contracts or the operations of the Company prior to the Closing Date (except to the extent such failure was caused by the Purchaser as manager of the Company's operations). The Agreement provides that the aggregate amount for which the Company may be liable under the indemnification provisions of the Agreement will not exceed the greater of $1,000,000 or $300 times the Certified Number as such number may be adjusted after audit as provided in the Agreement.

         Indemnification by the Purchaser
         --------------------------------

         The Purchaser has agreed to indemnify and hold harmless the Company and its officers, directors, employees, agents, independent contractors, successors and assigns from and against any and all liabilities, losses and expenses actually incurred by such indemnified parties as a result of (i) the breach by any of the Purchaser, Medigroup and BCBSNJ of any representation, warranty, covenant or agreement contained in the Agreement or any other document delivered on the Closing Date, and (ii) the failure of any of the Purchaser, Medigroup and BCBSNJ to pay or otherwise discharge any liability or obligation incurred by such party in connection with the Contracts or the operations of the Company from and after the Closing Date, except for liabilities expressly not assumed by the Purchaser as provided in the Agreement.

         Termination
         -----------

         The Agreement may be terminated at any time prior to the Closing Date
(i) by the written consent of the Company and the Purchaser, (ii) by either party if it becomes clear that a condition precedent to such party's obligations under the Agreement can not be satisfied and the other party cannot cure the deficiency, (iii) by the Company if the Purchaser defaults under the Management Services Agreement (in which event, the entire Deposit and interest thereon shall be disbursed to the Company), (iv) by the Purchaser if the Company defaults under the Management Services Agreement (in which event, the entire Deposit and all interest thereon will be disbursed to the Purchaser), (v) by the Purchaser, upon written notice, if twelve or more months have elapsed since the date of the Agreement and the stockholders of the Company have not approved the Agreement prior to such notice (in which event, $250,000 of the Deposit will be disbursed to the Purchaser and the remainder of the Deposit and all interest thereon will be disbursed to the Company), (vi) by the Purchaser, upon 90 days written notice, if twelve or more months have elapsed since the date of the Agreement and the stockholders of the Company have approved the Agreement prior to such notice but the regulatory approvals have not yet been secured (in which event the entire Deposit and all interest thereon shall be disbursed to the Company); provided, however, that the Purchaser and the Company will utilize best efforts to secure such approvals during the 90 day period between the Purchaser's notice and date of termination of the Agreement, and (vii) by the Company, upon written notice, if twelve months or more have elapsed since the date of the Agreement (in which event the entire Deposit and all interest thereon shall be disbursed to the Purchaser).

         Other Representations, Warranties and Covenants
         -----------------------------------------------

         Each party has made various representations to the other, among other things, with respect to the organization and qualification of such party and its corporate power and authority to conduct its business; the validity of the Agreement; the absence of conflicts with other documents arising from the execution, delivery and performance of the Agreement; and the accuracy of disclosures made by such party.

         Pending the Closing Date, the parties have agreed, among other things, that the Purchaser as manager shall not, and the Company shall not or cause the Purchaser as manager to, conduct the Company's business other than in the ordinary course, except that the Company may choose not to engage in active selling of its product line. The parties have also agreed to other limitations on the conduct of the Company's business which are customary in connection with the sale of substantially all of the assets of a company. The parties have agreed to keep each other informed of significant decisions regarding the Company's business and to take reasonable steps to retain the Company's existing relationships with providers, subscribers and third party payors, and to cooperate fully with one another to effect the transfer of the Contracts, and to obtain the required regulatory approvals. The Company also has agreed to explore with the Purchaser a mutually acceptable form of endorsement by the Company of the Purchaser for the period of time after the Closing Date that the Company maintains its Certificate of Authority in the State of New Jersey.

         Each party has also agreed to maintain the confidentiality, except as required by law, of certain non-public information obtained by it from the other or the other's agents or representatives.

Reasons for Engaging in the Transaction

         From the time that operations commenced in 1995, the Company has experienced significant competitive pressures in its marketplace, resulting in the inability to become profitable. By April 1996, the Company's leadership recognized that changing market conditions, discussed below, coupled with attendant network, pricing and product issues, were negatively impacting the Company's operations. The Company attempted to implement new strategies to improve operating results. A more detailed discussion of the development of the Company's business and the components of the Company's strategies appears below under the caption "BUSINESS". Early in 1997, the Board of Directors of the Company determined that it had become difficult, if not impossible, for the Company to gain a viable position in the marketplace as a "stand alone" health maintenance organization. The primary barrier to becoming a successful 100% physician owned and guided managed health care company was the lack of capital. Because the financial resources of the Company were, and remain, extremely limited in comparison to the much larger HMO's in the Company's marketplace, the Board of Directors determined that the Company could not afford to engage in a premium war with larger organizations in order to gain market share and contracts with large groups of members.

         The changing market conditions which negatively impacted the Company's operations resulted from the dominance, by 1996, of a very few managed care organizations in New Jersey. By that time, the three largest HMOs in northern New Jersey (where the Company originally commenced operations) each had membership levels exceeding 200,000, or over 55% of the total regional HMO membership, according to independent industry data. The large traditional insurance companies entered the HMO business, often through mergers with regional HMOs. New Jersey was a particularly attractive market in the mid-1990's because of a large, geographically concentrated population with relatively low market penetration by HMOs. These large managed care organizations were financially able to launch expensive, aggressive marketing campaigns for their HMO products, and to price the products more attractively than the smaller HMOs.

         The Company recognized that it did not have the financial resources to engage in multimillion dollar marketing campaigns, as did these larger HMOs. The Company also was not able to absorb significant reductions in pricing in order to compete with the larger players. As a result, the Company's access to the larger employer market, which represents a more stable insurable population, was severely restricted.

         Management believes that more flexible point of service products were enjoying increasing popularity in New Jersey, but the Company initially did not offer any such products. Such products have very high medical costs, relative to other less flexible HMO products, but the Company did not have the financial resources to make it feasible to absorb such higher costs. Absent such products, however, the Company could not compete in an important market segment. Finally, the Company's provider network had a heavy concentration of specialists, rather than primary care physicians ("PCPs"). In order to enhance competitive position, an HMO must be able to offer a broad PCP network to conveniently serve its target market. The combination of these factors, and management's belief that it would not be possible to raise the significant amounts of additional capital required to boost the Company from a small HMO to an organization competitive with major industry leaders, led to the Board's conclusion that it would not be feasible for the Company to gain a viable position in the marketplace.

         Early in 1997, the Board of Directors established a Due Diligence Committee and appointed the following members: Raj Prasad Gupta, M.D., Chairperson, Joseph D. Billotti, M.D., William Brennan, D.O., Raymond P. Kenny, M.D., Emmons G. Paine, M.D., Barry Prystowsky, M.D., and Bessie Sullivan, M.D. The Board of Directors charged the Board's Due Diligence Committee with identifying strategic options and recommending a course of action that would be most beneficial to the Company and its stockholders. The Committee sought to identify a partner with financial strength and the ability to offer continued physician involvement in managed care management. In March 1997, the Committee engaged Shattuck Hammond Partners Inc. ("Shattuck Hammond") to assist it in soliciting, evaluating and negotiating the proposals. During the Spring of 1997, the Committee solicited and considered a variety of proposed alliances with four companies.

         The Committee reviewed proposals from and attended presentations by (1) National Health Plan Plus, Inc., a development stage HMO, which proposed (a) to acquire 100% of PHPNJ's stock pursuant to a share exchange for an undetermined valuation, (b) to allow a stockholder to elect to receive a cash payment per share equal to book value plus 20% at the time of the closing and (c) to allow a stockholder to put the shares back to the Company 9-15 months after closing at original cost; (2) NextStage Healthcare, Inc., a healthcare management services company, which proposed assuming the management of the Company without making a capital infusion; (3) Atlantic Health System, a group of hospitals, and New Jersey Health Resources, Inc., a practice management company, which proposed to acquire up to a 50% interest in the Company for a combination of cash and notes based upon an undetermined valuation and to leave in place PHPNJ's management contract with MGM; and (4) Blue Cross and Blue Shield of New Jersey, the leading indemnity insurer in the State of New Jersey which also operates, through a subsidiary, the health maintenance organization known as "HMO Blue", and which proposed the transaction described in the Agreement.


         The share exchange proposed by National Health Plan Plus, Inc. (NHPP) would have resulted in PHPNJ stockholders owning 24% of the merged entity if all stockholders elected to exchange their shares. The Committee believed that the share exchange proposed by NHPP. was not in the best interest of the stockholders for financial and legal reasons. First, this development stage company could not provide sufficient financial information, primarily because of its limited operating history, to permit PHPNJ's Board of Directors to analyze the valuation of the proposed share exchange transaction. However, the proposal would have provided the PHPNJ stockholders (assuming all exchanged their shares) with only a 24% ownership interest in an entity whose only operations would be those of PHPNJ. The Committee believed that this placed too high a value on the value added, if any, by NHPP. In addition, the Committee was unable to assure itself that this candidate would have funds available to provide the book value cash payment to any PHPNJ stockholder who elected such payment in lieu of a share exchange or to honor the put option. At the time the Committee received this proposal, the book value of a share of PHPNJ common stock plus 20% was approximately $2,220. The actual value that would have been paid to a stockholder who elected the payment option would have been based on the book value per share as of the date of closing. If such proposal had been approved by PHPNJ, and if the transaction closed as of June 30, 1997, for example, the book value per share plus 20% payable to a PHPNJ stockholder would have been approximately $1,140. This proposal could possibly have resulted in the payment to PHPNJ stockholders of an amount greater than the amount, if any, that they will receive upon the liquidation of PHPNJ after consummation of the proposed transaction with the Purchaser. However, in addition to uncertainty regarding certain financial aspects of this transaction, the Committee had significant concerns about the prior performance and practices of, and previous legal proceedings involving, certain members of the management of this candidate. The Committee believed that the possibility that stockholders could receive a larger payment was outweighed by the financial and other risks perceived by the Committee.

         The Committee believed that the management arrangement proposed by NextStage Healthcare, Inc. was not in the best interest of the stockholders because it did not involve any capitalization of the Company or any payment which might exhance the amount of funds distributable to stockholders. The proposal suggested that the Company could realize a cost savings of approximately $100,000-$150,000 per month as a result of lower management fees, but no cash was offered to apply against liabilities. NextStage did offer to arrange a $1,500,000 line of credit for PHPNJ, but the Committee did not believe PHPNJ should consider a transaction requiring debt service at this time, given its financial condition. The Committee viewed favorably the facts that this candidate has prior HMO marketing experience and relationships with insurance brokers, that PHPNJ shareholders would not cede control of their company by selling their shares, and that this candidate offered opportunities for a continued high level of physician involvement in corporate governance. On the other hand, the Committee was concerned that this proposed manager did not have its own management information system, and that a management arrangement, without a cash infusion, could not improve substantially the Company's financial position nor allow the Company to fund membership growth. The Committee believed that such an arrangement was not as advantageous as the HMO Blue proposal which offered both a reduction in management fees and a cash payment, in addition to significant HMO industry experience. A reduction in management fees alone would not have permitted the Company to pursue a course other than liquidation, and the amounts, if any, distributed to stockholders upon liquidation would not have been augmented by a cash infusion, as is the case with the HMO Blue proposal.

         The Committee believed that the investment proposed by Atlantic Health System and New

Jersey Health Resources, Inc. was not in the best interest of the stockholders because the candidates were unable to be specific about the value they would ascribe to PHPNJ, because the proposed investment (whatever the amount) involved notes rather than a permanent cash infusion, and because the candidate was unable to provide a definitive business plan for the Company. The Committee believed that an entity proposing a majority ownership position in PHPNJ should be prepared to discuss what goals it had for a company in which it proposed to make such a significant investment and how such goals would be implemented. In addition, the Committee was concerned that the candidates lacked HMO administrative resources, making it less likely that the candidates could implement a successful strategy to reduce losses, particularly if the capital infusion made by the candidates was low. In contrast, BCBSNJ presented the Committee with a proposal for the way it would handle management of the Company's business, prior to the assumption of its operations, in addition to making a definable cash payment to purchase the Company's operations.

         The Committee believed that the HMO Blue proposal represented the best combination of financial strength, opportunity for continued physician involvement in managed care, and continued service to members and providers because of HMO Blue's experience in marketing and operating an HMO in the New Jersey market. The Committee viewed BCBSNJ as the leading health insurer in the State of New Jersey, with significant HMO enrollment, a diversified product line and strong contracting experience. In addition, the Committee concluded that a sale of the Company's contracts for a cash payment of no less than $1,000,000 would provide additional cash for the Company's use in satisfying pre-closing claims liabilities. The Committee also concluded that the engagement of the Purchaser to provide management services to the Company at a fee lower than that paid by the Company to its former manager would permit the Company to reduce the magnitude of financial losses currently being incurred by the Company and thus provide more cash available to satisfy pre-closing liabilities. The Committee believed that the reduction of financial losses also could preserve more cash for potential distribution to stockholders. The Committee gave no weight to existing relationships and any possible future relationships between some of the Company's directors and BCBSNJ affiliates (as described herein under the caption "Interest of Certain Persons in Matters to be Acted Upon"), but the Committee gave strong consideration to the fact that representatives from PHPNJ's physician network would have up to 140 seats on the Purchaser's specialty panels, and a seat on other committees and the board of directors of the Purchaser's parent company. Based upon the foregoing considerations, among others, the Committee believed that the proposed transaction with the Purchaser would be in the best interest of the Company and its stockholders. In addition, because the Board of Directors believed that the Company could no longer maintain a viable position in its marketplace for the reasons described above, the Committee believed that the sale of the Company's operations was a strategic option in the best interest of the stockholders, rather than another type of strategic alliance which might provide lower management costs but no capital, or a limited amount of capital without substantive strategic expertise, or another less desirable alternative.

          Therefore, the Committee recommended to the Board of Directors that the Board consider the proposed transaction with the Purchaser. The Board concurred with the Committee's recommendation, based on the foregoing considerations and terms negotiated among senior management of all parties and their respective counsel, and representatives of Shattuck Hammond on behalf of the Company. The Board approved the execution of a letter of intent on June 11, 1997, and on June 26, 1997 the Board approved the execution of the Agreement and the submission of the Agreement and the transaction contemplated therein to the stockholders for approval.

         In the view of the Board of Directors, the primary advantages of the proposed transaction with the Purchaser are (1) the preservation of cash, resulting from the application of the cash proceeds of the transaction to the payment of claims liabilities, the assumption by the Purchaser of claims obligations post-closing, and the payment of lower management fees, potentially resulting in more cash for distribution to stockholders upon the liquidation of the Company (2) the opportunity for physicians to continue to be involved in the direction of managed care in New Jersey through participation on the committees, panel and board described in the Agreement, and (3) the continuation of subscriber and provider relationships because of the Purchaser's assumption of certain existing agreements. In addition, the Board of Directors believes that BCBSNJ and the Purchaser would be partners acceptable to applicable regulatory authorities thereby permitting the transaction to occur as expeditiously as possible. The Board of Directors believes that the sooner the transaction contemplated by the Agreement is consummated, the better opportunity the Company will have to reduce the magnitude of the financial losses currently being incurred by the Company. In the view of the Board of Directors, the primary disadvantage of the proposed transaction with the Purchaser is the necessity of remaining in existence for a period of time after closing in order to pay claims incurred but not reported prior to the Closing Date, rather than quickly winding down and making a distribution, if available, to the stockholders. The non-competition covenant that the Company has agreed to does not, in the opinion of the Board of Directors, constitute a material disadvantage to the Company resulting from the Agreement, because the Company has had significant difficulties competing in its marketplace and would be unlikely to re-enter the managed health care business in a meaningful way during the one year period contemplated by the non-competition covenant.

Recent Developments

         On August 20, 1997, the Company received an unsolicited acquisition proposal from QualCare, Inc., a preferred provider organization located in New Jersey ("QualCare"). The proposal was subject to QualCare conducting a due diligence investigation of the financial, operational, personnel, legal and regulatory records of PHPNJ. QualCare proposed a merger whereby each share of PHPNJ common stock would be exchanged for 10.5 shares of QualCare common stock, resulting in PHPNJ shareholders collectively owning approximately 13% of QualCare. Alternatively, QualCare proposed a reverse merger whereby QualCare shareholders would own approximately 86% of PHPNJ. QualCare deemed each share of PHPNJ to be worth $693 for purposes of its proposal, although no specific support for this valuation was included with QualCare's proposal. The Board noted, however, that QualCare proposed to reduce the exchange ratio on a dollar for dollar basis to the extent that PHPNJ's liquid assets at closing were not sufficient to cover all liabilities including claims incurred but not reported. Although the Board recognized that the equity consideration offered by QualCare had the potential to appreciate in value over time, the Board also recognized that such appreciation is speculative and could not be quantified at this time, and that, currently, there is not a public market for QualCare's securities. QualCare also proposed to provide management services for PHPNJ pending the closing of the merger. After consideration of the proposal at a meeting on September 11, 1997, PHPNJ's

Board of Directors determined that further pursuing a transaction with QualCare would not be in the best interest of PHPNJ and its stockholders. This determination was based, in part, on the illiquidity of the consideration offered by QualCare, concerns about QualCare's lack of experience in HMO management, and, significantly, the likely adverse consequences to PHPNJ and its shareholders if PHPNJ abandoned the proposed transaction with the Purchaser and attempted to negotiate and close a transaction with QualCare. Such consequences would include the (i) termination of the Management Services Agreement with the Purchaser and the increased costs associated with the second management transition in one year, (ii) the increased transaction costs for PHPNJ associated with negotiating a second substantial transaction, and (iii) the possibility that PHPNJ would not have the capital to cover operating losses during the period of time that would be required to negotiate, obtain regulatory approval for, and close a transaction with QualCare. Finally, the Board of Directors of the Company believed that the amount that could be distributable to PHPNJ stockholders in liquidation, after consummation of the proposed transaction with the Purchaser, could possibly exceed the QualCare valuation of $693 per share, although there can be no assurance regarding the amount distributable, if any.

Potential Consequences of a Negative Vote

         In the event that the proposal set forth in this Proxy Statement is not approved by the stockholders, or if required regulatory approvals are not obtained, the Company will attempt, to the extent the Company's financial resources permit, to seek alternative proposals for the transfer of its operations or other alliances or arrangements with other entities. However, if an alternative arrangement cannot be implemented quickly, the Company will seek to voluntarily dissolve and assets remaining, if any, after satisfaction of the Company's liabilities would be distributed to stockholders. In this event, amounts distributed in respect of an outstanding share of the Company's common stock would likely be substantially lower than the purchase price paid by a stockholder for such share.

         Even if the Company were able to initiate alternative arrangements quickly, a negative vote on the proposal presented in this Proxy Statement would have a significant adverse effect upon the Company. First, the Management Services Agreement would terminate, and the Company would have to engage a new manager, resulting in a significant disruption of the operations of the Company. No assurance can be given that the Company will be able to identify and engage a new manager quickly or to engage a manager on terms at least as favorable as those offered by the Purchaser. Second, the Company would likely experience a more rapid depletion of cash reserves and resulting increase in losses as a result of (1) delays and increased costs of operations if a manager cannot be engaged quickly on terms at least as favorable as those offered by the Purchaser and (2) the unavailability of additional cash proceeds for the payment of claims liabilities. A reduction of cash reserves and increase in financial losses would reduce the amount available, if any, for distribution to stockholders upon the liquidation of the Company, and increase the likelihood of the loss of a stockholder's entire investment.

Opinion of Shattuck Hammond Partners Inc.

         The Company's Board of Directors retained Shattuck Hammond pursuant to a supplemental engagement letter executed on July 30, 1997 to provide an opinion as to the fairness, from a financial point of view, of the Transaction to the stockholders of PHPNJ, as of June 26, 1997. The full text of the written opinion of Shattuck Hammond, which sets forth the assumptions made, procedures followed, matters considered, limitations on and the scope of the review by Shattuck Hammond in rendering its opinion is attached as Exhibit B to this Proxy Statement. Terms capitalized in the summary which are not otherwise defined in this Proxy Statement are defined in such opinion. The summary of the opinion of Shattuck Hammond set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. PHPNJ stockholders are urged to read Shattuck Hammond's opinion in its entirety. The opinion of Shattuck Hammond does not constitute a recommendation as to any action the PHPNJ Board should take or should have taken in connection with the Transaction. The opinion of Shattuck Hammond is directed only to the fairness, from a financial point of view, of the Transaction to the stockholders of PHPNJ and does not constitute a recommendation to any PHPNJ stockholder as to how such stockholder should vote at the Special Meeting of Stockholders. Shattuck Hammond has expressed no opinion as to the structure, term or effect of any other aspect of the Transaction, including, without limitation, the tax consequences of the Transaction to PHPNJ or any stockholder of PHPNJ.

         In connection with its written opinion, Shattuck Hammond (i) reviewed certain publicly available business and historical financial information relating to PHPNJ; (ii) reviewed certain financial information and other data provided to it by PHPNJ that is not publicly available relating to the business and prospects of PHPNJ; (iii) discussed the business, operations and prospects of PHPNJ with employees and representatives of Medical Group Management, Inc. ("MGM" or the "Designated Managers" ), the company which provided administrative and management services to PHPNJ prior to the Purchaser, under a contract between PHPNJ and MGM (the "MGM Contract"); (iv) reviewed the Agreement and the Management Services Agreement entered into as of June 26, 1997 between PHPNJ and the Purchaser and certain other agreements; (v) reviewed publicly available financial and stock market data with respect to publicly traded companies it considered relevant; (vi) reviewed information regarding acquisitions of companies it considered relevant; and (vii) conducted such other studies, analyses, investigations and inquiries, and considered such other information as it deemed relevant.

         In rendering its opinion, Shattuck Hammond assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to it by PHPNJ or obtained by Shattuck Hammond from other sources, and relied upon the assurances of PHPNJ and the Designated Managers that they were unaware of any information or facts that would make the information provided to Shattuck Hammond incomplete or misleading. Shattuck Hammond also assumed that the financial statements of PHPNJ presented fairly the financial position of the Company and that retained liabilities were adequately provided for. Shattuck Hammond did not independently verify such information, undertake an independent appraisal of the assets or liabilities (contingent or otherwise) of PHPNJ, nor was Shattuck Hammond furnished with any such appraisals. In addition, Shattuck Hammond assumed that the Transaction will be consummated as provided in the Agreement by December 31, 1997, that the Management Services Agreement took effect on July 1, 1997, and that the Purchaser provides administrative and management services to PHPNJ consistent with the terms of the Management Services Agreement. (The date on which the assignment and sale of the contracts actually is completed is referred to below as the "Closing Date" which may or may not be December 31, 1997.)

         Shattuck Hammond's opinion was necessarily based upon market, economic and other conditions that existed and could be evaluated as of June 26, 1997 and on information relevant to expressing an opinion as to the fairness of the Transaction as of June 26, 1997 available to Shattuck Hammond as of the date of its opinion. Shattuck Hammond has disclaimed any undertaking or obligations to advise any person of any change in any fact or matter affecting the opinion expressed herein which may come or be brought to its attention after the date thereof. Shattuck Hammond noted that PHPNJ does not prepare financial forecasts and therefore did not provide any estimates of future performance for Shattuck Hammond's consideration. No other limitations were imposed upon Shattuck Hammond with respect to the investigations to be made or procedures to be followed by it in rending its opinion.

         The following paragraphs summarize the most significant quantitative and qualitative analyses performed by Shattuck Hammond in arriving at its opinion presented to PHPNJ's Board and does not purport to be a complete description of the analyses prepared by Shattuck Hammond. The information presented below is based upon the financial condition of PHPNJ as of a date or dates before delivery of Shattuck Hammond's opinion and upon stock price information of selected comparable public companies through the close of the market on June 26, 1997.

         Historical Financial Analysis. Shattuck Hammond noted that PHPNJ has been unprofitable since its inception. For the quarter ended March 31, 1997, PHPNJ had a net loss, before investment income, of $1,419,792. and a net loss, after inclusion of investment income, of $1,215,241 compared to the prior year's results of net losses of $2,605,293 and $2,478,016 respectively. As of March 31, 1997, the accumulated deficit was $15,831,458. For the latest fiscal year ended December 31, 1996, PHPNJ had a net loss, before investment income, of $8,451,636, and a net loss, after inclusion of investment income, of $7,809,767 compared to net losses of $5,375,854 and $4,666,112, respectively, for the fiscal year ended December 31, 1995. The accumulated deficit as of December 31, 1996 was $14,616,217.

         Selected Public Company Analysis. Shattuck Hammond analyzed the public market valuations as of June 26, 1997 of eight managed care companies considered by Shattuck Hammond to be reasonably comparable to PHPNJ even though their membership and revenues were substantially larger, and their product offerings more diverse than those of PHPNJ. Such companies had HMO enrollment of one million or less and operations concentrated in one state or a narrow geographic region of the United States. The companies analyzed were Mid Atlantic Medical Services, Inc., The Wellcare Management Group, Inc., Sierra Health Services, Inc., Physicians Health Services, Inc., Health Power Inc., Physician Corporation of America, Right Choice Managed Care, Inc., and United Wisconsin Services, Inc. Business Enterprise Values ("BEV"), (calculated for the public companies as market value of equity based on the number of fully diluted shares outstanding and closing share prices on June 26, 1997, plus, as of March 31, 1997 (the latest quarter end), long term debt, less working capital and long term investments) were then compared to various financial and membership measures (stated on an adjusted full risk commercial member equivalent basis) for the latest fiscal quarter end available. Since PHPNJ does not generate positive earnings before interest, taxes, depreciation, and amortization ("EBITDA") or positive net income, BEV multiples of those financial measures were irrelevant. Average multiples were calculated for the peer group of public companies listed above and discounted to reflect, inter alia, the illiquidity of an investment in PHPNJ, and its minute size compared to the peer group companies, (many of which have membership levels 100 or more times the size of PHPNJ). The calculated averages excluded Sierra Health Services (whose multiples were highly divergent from the peer group). The adjusted average revenue multiple was 0.4 x latest twelve months revenues and the adjusted average price per member was $619. These adjusted average multiples were applied to PHPNJ's latest twelve months' revenue and membership levels as of the latest quarter end (March 31, 1997) to provide one estimate of the value of PHPNJ's non-cash operating assets. Such calculations provided a BEV reference range of approximately $0.7-2.0 million.

         Selected Merger and Acquisition Transactions Analysis. Shattuck Hammond performed an analysis of purchase prices and multiples paid or proposed to be paid in 12 managed care transactions announced or completed since the first quarter of 1993, which it considered relevant to an analysis of PHPNJ, and for which relevant transaction information was available. The transactions analyzed were: TakeCare, Inc.'s acquisition of Comprecare, Inc., Healthsource, Inc.'s acquisition of Healthsource South Carolina, Inc., Healthsource, Inc.'s acquisition of Healthsource Maine, Inc., Healthsource, Inc.'s acquisition of Healthsource North Carolina, Inc., Coventry Corporation's acquisition of Southern Health Management Corporation, Health Systems International, Inc.'s acquisition of M.D. Enterprises of Connecticut, Inc., Health Systems International, Inc.'s acquisition of Greater Atlantic Health Services, Inc., Health Partners of Alabama, Inc.'s acquisition of the Georgia and Alabama operations of Physician Corporation of America, Harvard Pilgrim Health Plan's proposed acquisition of Matthew Thornton Health Plan (which offer was terminated), Humana, Inc.'s acquisition of Health Direct Insurance, Inc., Foundation Health System, Inc.'s acquisition of Advantage Health, and Foundation Health System, Inc.'s investment in First Option Health Plan of New Jersey, Inc. Multiples of revenue and price per member (stated on a commercial full risk HMO member equivalent basis) were calculated.

         The average multiples for the transactions analyzed were then discounted to reflect, inter alia, the small size of PHPNJ compared to the target companies involved in the transactions analyzed, and the lack of any other assets included in the Transaction such as goodwill associated with the PHPNJ name or fixed assets. The adjusted averages were applied to PHPNJ's latest twelve months' revenues and membership as of the latest quarter end (March 3l, 1997) with a resulting BEV reference range of approximately $1.0-1.8 million.

         Shattuck Hammond concluded that an appropriate BEV reference range for PHPNJ would lie at the lower end of the calculated range, due to a number of significant negative factors including PHPNJ's low enrollment and small capital base compared to its competitors in the New Jersey market, its recent significant operating losses, and narrow product portfolio. Hence, a BEV of

$1.0-1.5 million was deemed appropriate by Shattuck Hammond.

         No company, transaction or business included in the "Selected Public Company Analysis" or the "Selected Merger and Acquisition Transactions Analysis" as a comparison is identical to PHPNJ or the Transaction. Accordingly an analysis of the results of the foregoing analyses cannot be mathematical or precise; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the selected companies, the selected transactions or the company or transactions with which they are being compared.

         Shattuck Hammond then calculated the estimated value of the consideration to PHPNJ from the Purchaser for the Transaction. The consideration (the "Consideration" ) consists of three components: (1) a cash payment equal to the greater of: (a) $1,000,000 or (b) $300.00 per HMO member on the Closing Date (the "Cash Payment"); plus (2) a contingent payment equal to $10.00 for each eligible Health Care Payers Coalition ("HCPC" ) life to whom the services of the Purchaser's network of providers are available on the one year anniversary of the Closing Date; plus (3) the estimated economic benefit to PHPNJ of the Management Fee Accommodation (hereinafter defined) being charged to PHPNJ by the Purchaser.

         Shattuck Hammond noted that the Purchaser paid a $500,000 "good faith" deposit (the "Deposit") into an interest bearing escrow account maintained at Mellon Bank, N.A. as Escrow Agent. Upon closing, the Deposit shall be transferred to PHPNJ and credited against the Cash Payment to determine the net additional cash required to be paid by the Purchaser to PHPNJ at closing. Any interest earned on the Deposit inures to the benefit of PHPNJ, assuming the closing of the Transaction. Due to the small amount of expected interest earnings on the Deposit, Shattuck Hammond did not include the estimated earned interest in its calculation of the value of the total Consideration. The total estimated value of the Consideration, calculated as discussed below, was then compared by Shattuck Hammond to the calculated BEV reference ranges to assess the fairness, from a financial point of view, of the Transaction to the stockholders of PHPNJ.

         Estimation of Cash Payment. Since the Cash Payment will be based on PHPNJ's HMO enrollment as of the Closing Date, it is not possible to determine exactly the amount of the Cash Payment. However, if membership does not fall below the level of March 31, 1997 (5,443 members), the Cash Payment will be $1,637,900. If membership levels of May 31, 1997 are maintained (6,122 members), the Cash Payment will be $1,836,600. The Cash Payment is subject to a minimum of $1,000,000 even if membership declines below 3,333. Hence, the estimated range of the Cash Payment was estimated by Shattuck Hammond as $1.0-1.8 million.

         Estimation of Contingent Payment. Because there are no assurances or requirements that a relationship between HCPC and the Purchaser will be in place one year after the Closing Date, and because PHPNJ will not be in a position to facilitate such relationship, Shattuck Hammond assigned no economic value to the Contingent Payment.

         Estimated Economic Benefit of the Management Fee Accommodation. The Purchaser, pursuant to the Management Services Agreement, agreed to provide, either directly or through subcontract, substantially all administrative and management services to PHPNJ, except for reporting to the SEC or any related Federal and State reporting required under the securities laws of the United States or the State of New Jersey. The management fee payable to the Purchaser for such services (the "Management Fee Accommodation" ) is $15.00 per member per month ("PMPM") for each HMO member enrolled in PHPNJ as of the first day of each month. In the event the stockholders of PHPNJ disapprove of the Agreement within six months of July 1, 1997, the management fee shall be increased to $25.00 PMPM (the "Increased Management Fee"), effective either as of the date PHPNJ's stockholders disapprove the Agreement or retroactively to date which is 61 days from July 1, 1997, whichever occurs earlier. In the event the stockholders have not voted on the Agreement by January 1, 1998, the Increased Management Fee shall commence with the January 1, 1998 payment. The Management Services Agreement terminates on the first to occur of (a) the Closing Date or (b) 60 days after the earlier of either (i) the date the PHPNJ stockholders disapprove the Agreement, or (ii) January 1,1998. Shattuck Hammond considered the Purchaser to be a qualified provider of administrative and management services due to, inter alia, its strong capital base (net worth of $40.0 million at March 31, 1997) and its experience in managing and operating its own HMO, one of the largest in New Jersey with 267,487 members as of March 31, 1997. For purposes of its analysis, Shattuck Hammond assumed that the Transaction closes by December 31, 1997, that the Management Services Agreement took effect on July 1, 1997, and that the Purchaser provides administrative and management services to PHPNJ consistent with the terms of the Management Services Agreement, since it is not possible to estimate the total economic impact on PHPNJ if the Purchaser either failed to perform the services as provided in the Management Services Agreement or terminated the Management Services Agreement pursuant to the cancellation provisions of the agreement.

         The economic benefit of the Management Fee Accommodation to PHPNJ was calculated by comparing the $15.00 PMPM Management Fee Accommodation to the estimated administrative and management costs which would have been incurred by PHPNJ if the Management Services Agreement had not been entered into as part of the Transaction. Since PHPNJ had specified to parties interested in submitting proposals to purchase or affiliate with PHPNJ that they should be prepared to assume the management duties of MGM, the costs to terminate the MGM Contract, pursuant to the terms of the MGM Contract, were not dependent on the identity of the proposer or the structure of their proposal. Hence, Shattuck Hammond considered the costs involved in terminating the MGM Contract to be a transaction cost and therefore irrelevant to its estimation of the economic benefit of the Management Fee Accommodation.

          The Company provided Shattuck Hammond with data showing that the costs incurred by PHPNJ for the equivalent administration and management services to be provided by the Purchaser were $27.16 PMPM on an assumed member base of 6,000, (which is in line with average levels during May and June 1997). This cost of $27.16 PMPM includes, among other costs, MGM fees and full time and temporary administrative personnel, with benefits assumed to equal 40% of payroll,

(which are "pass through" costs to PHPNJ), but excludes rent and the costs of equipment leasing. Some of the costs, e.g. telecommunications and triage line, are not charged on a PMPM basis, so if one were to assume enrollment lower than 6,000 members, the PMPM cost of administering the plan before entering into the Management Services Agreement would be higher than $27.16 PMPM.

         Based on assumed PHPNJ membership levels of 6,000, Shattuck Hammond calculated the monthly economic benefit to PHPNJ of the Management Fee Accommodation to be $72,960 ($27.16-$15.00 x 6,000 members = $72,960). Shattuck
Hammond assumed monthly savings of $70,000 multiplied by a range of 3-6 months during which the Management Services Agreement is expected to be in effect prior to closing. Hence, the range of economic benefit to PHPNJ of the Management Fee Accommodation is estimated at $210,000-420,000.

         Shattuck Hammond then aggregated its estimates of the three components of Consideration and determined that the expected value of Consideration range of $1.2-2.3 million compared favorably to the estimated BEV reference range for PHPNJ.

         Other Factors and Comparative Analyses. The preparation of fairness opinions involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances. Accordingly, such opinions are not readily susceptible to summary description. In arriving at its opinion, Shattuck Hammond did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Shattuck Hammond, therefore, believes its analyses must be considered as a whole and that considering any portion of such analyses, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying the opinion which it rendered.

         Shattuck Hammond was retained by the PHPNJ Board on the basis of its experience as financial advisors in connection with mergers and acquisitions. The Board retained Shattuck Hammond to provide an opinion to the Board as to the fairness of the Transaction to the stockholders of PHPNJ from a financial point of view, pursuant to a supplemental letter agreement executed on July 30, 1997. Pursuant to that agreement, the Board agreed to pay Shattuck Hammond a fee of $100,000 upon the delivery of its Fairness Opinion. The Board also agreed to reimburse Shattuck Hammond for expenses including fees and expenses of its legal counsel incurred by it and to indemnify Shattuck Hammond for certain liabilities that may arise out of the rendering of its services or opinions.

         Shattuck Hammond is a nationally recognized investment banking firm. As part of its investment banking business, Shattuck Hammond is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes. Shattuck Hammond had provided certain investment banking services to PHPNJ from time to time prior to its engagement to render the opinion discussed above, including (i) for fees totaling $70,000, advisory services provided to PHPNJ in analyzing potential strategic acquisitions and in analyzing and evaluating potential sources of capital and/or strategic affiliation options; and (ii) pursuant to an engagement letter dated March 20, 1997 (the "March 1997 Engagement Letter" ) financial advisory services to PHPNJ in soliciting indications of interest from third parties in a possible acquisition of, investment in, or partnership with PHPNJ, and in analyzing and evaluating the proposals received and for advising PHPNJ in connection with the Transaction. Compensation to Shattuck Hammond for such services was as follows:
$10,000 paid upon signing of the March 1997 Engagement Letter; $10,000 per month during the term of the engagement; $15,000 upon signing of a letter of intent between PHPNJ and $50,000 upon signing of the Agreement; and $55,000 which payment is contingent upon consummation of the Transaction.

Required Regulatory Approvals

         The transaction contemplated by the Agreement requires the approval of the New Jersey Department of Health and Senior Services and the New Jersey Department of Banking and Insurance. To obtain such approvals, the Purchaser is required to submit to these regulatory agencies an application to amend its Certificate of Authority so that such Certificate will cover the operations that the Purchaser proposes to assume pursuant to the Agreement. Such application must be accompanied by additional information required by either Department in connection with proposed acquisitions of substantially all of the assets of a health maintenance organization. Approval of the Agreement is still pending as of the date hereof. The Department of Banking and Insurance also must approve the Management Services Agreement between the Company and the Purchaser, and the form of notices regarding the transaction which are required to be sent to providers, members of the Plan and group contract holders. As of the date hereof, the Department of Banking and Insurance has approved the Management Services Agreement subject to the concurrence of the Department of Health and Senior Services.


         On July 9, 1997 and July 23, 1997, representatives of the Company, BCBSNJ and the Purchaser met with representatives of the Department of Health and Senior Services and the Department of Banking and Insurance of New Jersey for the purpose of outlining the proposed terms of the transaction, and discussing the requirements and possible timing for obtaining the approvals of the Departments and the process of transferring the Contracts to the Purchaser. The Purchaser made the required filings on October 24, 1997. Although the Purchaser believes that regulatory approvals for similar types of transactions customarily are received 30-60 days after required filings are made, no assurance can be given that the applicable regulatory agencies will approve the proposed transaction by that time, if at all, or that such regulatory agencies will not require modifications to the terms of the transaction. In the event that the substance of the transaction as contemplated by the Agreement or the amount of the purchase price described therein is materially modified as a result of requirements imposed by applicable regulatory authorities, the Company would consider whether supplemental proxy materials must be delivered to stockholders and, if such regulatory requirements are imposed after the date of the Special Meeting of Stockholders, whether subsequent action by the stockholders is necessary.

Use of Proceeds

         The Company will apply the proceeds received pursuant to the Agreement to the payment of claims incurred but not reported prior to the Closing Date.

Accounting Treatment of the Transaction

         The proceeds, less any associated expenses, related to the sale of the Contracts will be recorded as a realized gain by the Company upon approval of the transaction by the stockholders and the state regulators. In addition, the Company will record an additional realized gain, if any, for the receipt of $10 for each remaining HCPC member on the first anniversary of the Closing Date.

Tax Consequences of the Transaction

         The proceeds received by the Company will be treated as a capital gain. However, the Company believes that such gain will be offset by current year operating losses and, therefore, the Company does not anticipate paying taxes on the gain. The transaction does not result in tax consequences for the stockholders.

Management Arrangements with the Purchaser

         In addition to purchasing the Contracts, the Purchaser provides substantially all management and administrative services necessary for the operation of the Company's business, pursuant to a Management Services Agreement by and between the Company and the Purchaser, dated as of June 26, 1997 and effective as of July 1, 1997. The Management Services Agreement is not subject to approval by the stockholders of the Company, but is subject to approval by state regulators. See "Required Regulatory Approvals".


         As of July 1, 1997 (the "Commencement Date"), the Purchaser assumed responsibility for providing substantially all management and administrative services necessary for the operation of the Company's business, including but not limited to claims processing, member services, enrollment, provider assistance, utilization management and financial services including accounting and reporting for all product lines of the Company's business. The Purchaser does not provide any services relating to any reporting to the Securities and Exchange Commission or other securities authorities. These services, and other management transition and corporate financial and reporting services, are provided by The Pace Group, Inc., pursuant to a separate agreement with the Company. See "BUSINESS - Overview" and "MANAGEMENT'S PLAN OF OPERATION - Recent Developments." The Purchaser is permitted to provide management services through subcontractors if it so elects. The Company believes it has effected an orderly transition of management to the Purchaser from Medical Group Management, Inc., the company which previously provided management services to the Company.

         The Management Services Agreement will terminate at the first to occur of (a) the Closing Date, or (b) 60 days after (i) the date that the stockholders of the Company vote but do not approve the Agreement or (ii) the six month anniversary of the Commencement Date if the stockholders of the Company have failed to vote on the Agreement during such six month period.

         In consideration for providing management services, the Company pays the Purchaser a management fee of $15 per member per month for each HMO member enrolled in the Plan as of the first day of each month. The $15 per member per month rate applies through the Closing Date; however, if the Company's stockholders do not approve the Agreement or fail to take action within six months of the Commencement Date, then the management fee will be increased to $25 per member per month, effective as of the date that the stockholders voted but did not approve the Agreement, or 61 days from the Commencement Date, whichever occurs earlier.

         If the Purchaser fails materially to perform under the Management Services Agreement and fails to cure the default within 30 days, the Company may terminate the Management Services Agreement and has all rights and remedies available at law or in equity. If the Company fails to pay the management fee or, in the Purchaser's reasonable good faith judgment, puts significant barriers in the way of the Purchaser assuming or performing any of its obligations under the Management Services Agreement, and fails to cure such default within 30 days, then the Purchaser may terminate the Management Services Agreement and has all rights and remedies available at law or in equity.

Post-Transaction Events

         After the Closing Date, the Company will be required to maintain its Certificate of Authority and minimum statutory net worth, and to cover its liabilities incurred prior to the Closing Date. The Company will surrender its Certificate of Authority to the State of New Jersey in accordance with applicable regulatory requirements, at such time as the New Jersey Department of Banking and Insurance shall approve. Such approval will not be given until the New Jersey Department of Banking and Insurance is satisfied that all claims for services provided prior to the Closing Date have been satisfied or provided for. At this time, the Company is unable to determine the amount of liabilities which it may be required to pay up to the Closing Date. The amount of the Company's liabilities will depend primarily upon the amounts of claims for covered services performed prior to the Closing Date and submitted for payment after the Closing Date.


         After the surrender of the Certificate of Authority, it is expected that the Company will be dissolved and assets remaining, if any, after satisfaction of the Company's liabilities will be distributed to stockholders. Amounts distributed in respect of each outstanding share of the Company's common stock are expected to be substantially lower than the purchase price paid by stockholder for such share. However, the Company is unable to estimate at this time what amounts, if any, would be available for distribution. Dissolution would require additional stockholder action, and the affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon would be required to approve the dissolution.

         Until dissolution, the Company's assets, consisting primarily of cash and cash equivalents and short-term investments, will continue to be held, as they are currently, in investment accounts pursuant to an investment management arrangement with Mellon Bank.

                                    BUSINESS

Overview

         The Company is a New Jersey corporation, formed on January 10, 1994 under the sponsorship of private practicing physicians for the purpose of developing a statewide physician- owned and directed health maintenance organization. In December 1994, the Company filed an application for a Certificate of Authority to operate as an HMO in five counties in New Jersey, which application was approved effective August 28, 1995. The Company was not permitted to solicit business until a Certificate of Authority was obtained. The Company commenced marketing its HMO plans to persons living in the five county area and issued its first policy in November 1995. In September 1995, the Company filed an application to amend its Certificate of Authority to expand its service area to cover the entire State of New Jersey. The amendment was approved effective January 29, 1996. The Company received federal trademark registration for its name, for the acronym PHPNJ and for the stylized "P" logo which contains a cut-out in the shape of New Jersey.

         On March 4, 1994, the Company commenced an initial offering for the purpose of raising capital necessary to fund operations until the Company received its Certificate of Authority and subsequently to fund operational deficits until such time as the Company began operating at a profit. On November 9, 1995, the Company commenced a second offering for the purpose of expanding the Company's existing network of physicians, expanding the Company's programs and infrastructure and enhancing the Company's capital position. The initial offering resulted in proceeds of approximately $17,500,000 and the second offering resulted in proceeds of approximately $6,250,000.

         The Company devoted substantial efforts to developing and credentialing its health care delivery network, and health plans particularly for the small employer marketplace in New Jersey. As of September 1, 1997, the Company had entered into approximately 1,400 Physician Participation Agreements with physicians who have been credentialed, and 81 contracts with inpatient care facilities. In addition, the Company has negotiated contracts for the provision of certain ancillary services such as prescription benefits. The Company has developed HMO, preferred provider organization ("PPO") and point-of-service ("POS") products. As of September 1, 1997, the Company had 6,257 members enrolled in its plans, with approximately 81% of such members enrolled in a POS plan.

         Since inception, the Company has engaged a management company to provide substantially all management and administrative services, including but not limited to, financial services, member and provider support services, provider credentialing, and claims processing. Until July 1997, the Company was managed by Medical Group Management, Inc. ("MGM"), a subsidiary of the New Jersey State Medical Underwriters, Inc., which in turn is a subsidiary of the Medical Society of New Jersey. Currently, the Purchaser provides substantially all of the management and administrative services necessary for the operation of the Company's business. See "PROPOSAL TO APPROVE AGREEMENT RELATING TO THE PURCHASER OF THE HMO AND PPO OPERATIONS OF THE COMPANY AND RELATED MATTERS - Management Arrangements with the Purchaser" and "MANAGEMENT'S PLAN OF OPERATIONS." In addition, the Company has a contract with The Pace Group, Inc. ("Pace") to provide management transition services and certain corporate financial and reporting assistance not otherwise provided by the Purchaser, such as assistance in making required filings with state insurance regulators and with the Securities and Exchange Commission. The Company pays Pace a monthly retainer of $20,000, which is applied against hourly billings for services and expenses. See "MANAGEMENT'S PLAN OF OPERATIONS."

         Notwithstanding the Company's efforts to develop its healthcare plans and a membership base, the Company has experienced significant competitive pressures in its marketplace resulting in the Company's inability to become profitable. In 1997, the Company has added only 2,183 members. To the extent that members do not renew their policies as the terms of such policies end in the third and fourth quarters of this year, premium revenues would be even more adversely affected.

Strategic Initiatives

         By April 1996, the Company's leadership recognized the impact of changing market conditions, coupled with attendant network, pricing and product issues, and acknowledged that membership goals were not being met and that expenses were being incurred in excess of the Company's revenues. The Company developed a three-part strategy to improve operating results. The components of that strategy were: (a) capital preservation, (b) marketing and sales, and (c) new product initiatives. To preserve capital, the Company implemented a new staffing model which reduced monthly salaries and compensation expenses beginning in September, 1996. Staffing was reduced and sales efforts were shifted from a staff of sales employees to a broker-driven sales effort. In addition, the Company reduced the amount of space it leased, effective October 1, 1996, and cut its monthly advertising budget by approximately two-thirds. The Company proposed to develop special marketing arrangements with local medical communities, and currently markets one of its existing products under a marketing arrangement called "Skyland Select."

         Notwithstanding the implementation of this strategy, the Company has continued to incur losses. Early in 1997, the Company's leadership charged the Board of Directors' Due Diligence Committee with identifying strategic options and recommending a course of action that would be most beneficial to the Company and its stockholders, ultimately resulting in the negotiation of the

Agreement and Management Services Agreement with HMO Blue. In addition, the Company has sold most of its fixed assets to MGM, sold certain equipment to HMO Blue, and sold its automobiles to other parties. See "PROPOSAL TO APPROVE AGREEMENT RELATING TO THE PURCHASE OF THE HMO AND PPO OPERATIONS THE COMPANY AND RELATED MATTERS - Reasons for Engaging in the Transaction" and "MANAGEMENT'S PLAN OF OPERATIONS."

Health Plans and Healthcare Delivery System

         The Company has entered into Physician Participation Agreements with credentialed stockholders of the Company for the provision of physician services. In addition, the Company has entered into contracts with other physicians or physician groups to provide services to the Company and its members, where the Company has deemed such to be necessary to provide high quality patient care or to meet competitive conditions. The Company also has contracted with non-stockholder physicians who have begun their private practices within the last two years. Under the Physician Participation Agreements, participating physicians are paid pursuant to a pre-established fee schedule. Such physicians are prohibited from billing members for services provided under the plan, except for any applicable co-payment or deductible.

         The Company has contracted with acute care institutions. The Company arranges for the delivery of necessary preventive, diagnostic, therapeutic, and rehabilitation healthcare services to its members by contracting with qualified non-physician providers. These contracts provide for reimbursement at pre-determined rates on a discounted fee-for-service basis and prohibit these providers from billing members for any services paid under the plan, except for applicable co-payments or deductibles.

         The Company's health plans consist of HMO and POS plans for the small business marketplace (less than 50 employees) and the large business marketplace (50 or more employees), offered on a fully-insured basis, subject to certain co-payments, where the Company bears the risk for incurred medical costs in exchange for premiums paid. Members receive comprehensive medical coverage for a prepaid fixed monthly premium. The plans offered meet the standard benefit plan requirements as set forth in New Jersey Laws and Regulations. Generally, the products are distinguished from one another by the amount of the applicable co-payment and prescription rider.

         Premium rates are fixed for a twelve-month period. Rate increases must be submitted to the New Jersey Department of Banking and Insurance, and there can be no assurance that rate increases will be accepted without objection. Such increases are generally effective on the renewal date of the policyholder's policy. Renewal dates vary among policyholder groups. The Company utilizes a system of rating adjusted by class with respect to groups of 50 or more members and a community rating system for small groups (2 - 49 members) in determining its rates for various employers in the proposed service area. Accordingly, rates can vary among employer groups for coverage under the same Company plan. Proposed rates for basic health care coverage required by New Jersey must be submitted to the New Jersey Department of Banking and Insurance and the New Jersey Small

Employer Health Benefit Board.

         Under the Company's prepaid health plans, each new member is required to select a Primary Care Physician from a directory supplied by the Company. All medical care thereafter received by the member, including specialist and hospital care, is coordinated by the Primary Care Physician who is familiar with the member's history. Pre-authorization is required for non-emergency hospital admissions, diagnostic and selected outpatient procedures. Such pre-authorization is obtained in accordance with pre-established guidelines developed by management in conjunction with physicians in the respective specialty areas. Variations from pre-established protocols are evaluated by peer physicians. Management believes that such physician-to-physician consulting results in a high quality of care for its members. Except for co-payments and applicable deductibles, the Company covers all other charges for treatment at emergency rooms of non-participating hospitals in the event of a medical emergency or urgently needed services.

         The Company has established comprehensive utilization management protocols and quality assurance standards. The Utilization Management Program is designed to objectively monitor and evaluate the use, cost and quality of medical services provided by the Company's physicians and other health care consultants and facilities. The goal is to efficiently use available health care resources and to ensure that care is medically appropriate. The Quality Assurance Program includes policies and procedures for credentialling providers, assessing member and provider satisfaction annually, and obtaining other quality measurement data.

         Each participating physician is required to carry current malpractice insurance coverage. The minimum acceptable level as set by the Company is $1 million per incident and $3 million in the aggregate for any given calendar year. In addition, the Company carries contingent medical malpractice liability coverage.


         The Company uses a number of marketing techniques to attract and retain members, key elements of which are: advertising and public relations, brokerage sales, and "Member Services" assistance. The Company's sales efforts have been directed at mid-sized businesses (50 - 500 employees) and small businesses (fewer than 50 employees), with a particular emphasis on the small business market. Sales are handled primarily by brokers. During 1996, the Company shifted its sales strategy from direct sales to broker-driven sales as part of the capital preservation strategy to reduce expenses. Member Services provides customer service to members, employers who are policyholders and brokers and consultants.

Competition

         The Company competes with other prepaid health plans and with traditional health insurers in its geographic area, as well as with self-insured programs, physician practice associations and other managed care entities. As of December 31, 1996, the New Jersey commercial HMO market consisted of twenty-one (21) organizations, eleven (11) of which have been operational for at least three (3) years.

         The Company believes the most significant differences among competing health care plans are the extent of covered services, the cost of coverage, the degree of access to health care providers, and the perception of the convenience and quality of care delivered to enrollees. Premiums negotiated with employers, fee schedules negotiated with hospitals, physicians and other providers, the scope of benefits offered, unique benefit design and access to physicians and hospitals constitute the principal methods of competition.

         The goals of the Company are to offer the highest quality medical care through a broad range of physicians and to ensure access to care for the Company's members. The Company was formed, in part, to address the concerns raised by patients and their doctors that many of the existing managed care plans take medical decisions away from the physician and place them under the control of the insurance company. The Company places control of medical decisions in the hands of the physicians, who collaborate in developing quality assurance and utilization management guidelines.

         Many of the Company's competitors have had significantly greater financial and marketing resources than the Company. The Company has encountered difficulty attracting members and group contracts because larger competitors have been able to be more competitive in premium pricing. In addition, the Company's short history of operations relative to its competitors has made it difficult for the Company to attract group contracts, particularly from large employers.

Government Regulation

         HMOs are subject to extensive regulation. In New Jersey, the Department of Health and Senior Services and the Department of Banking and Insurance are the governing regulatory authorities. Among areas regulated are the scope of benefits required to be made available to members, reserves required to be maintained, plan design, procedures for review of quality assurance, enrollment requirements, the relationship between the HMO and its physicians and other health care providers and the financial condition of the HMO. A Certificate of Authority to operate as an HMO is required in New Jersey. An HMO is subject to triennial review by state regulators and must submit certain annual and quarterly reports to the state.

         Legislation enacted in New Jersey includes provisions to enroll individuals and, to some extent, small groups or be subject to assessments if market share quotas are not achieved. In addition, New Jersey has mandated standard benefit packages to be sold to these markets and has regulated the rates that may be charged as well as the methodology to be used in developing the rates. The Company has designed products to meet these requirements. Other provisions include guaranteed issue and renewability, without regard to utilization, as well as minimum medical loss ratios, participation and contribution requirements. Other restrictions and requirements could be imposed that would affect HMO operations generally, the products offered by the Company or other aspects of health care. Such restrictions might result in additional burdens and costs to the Company.

         Under New Jersey law, an HMO must satisfy a minimum net worth requirement of $1,500,000 to obtain a Certificate of Authority and must establish a restricted deposit of $300,000 with the New Jersey Department of Banking and Insurance. The deposit amount is adjusted annually based on the HMO's net worth. In addition, a New Jersey HMO must maintain a reserve in an amount to provide for all claims incurred plus continued health care services to members. If the Company should fail to meet the foregoing deposit and minimum net worth requirements, the Company's Certificate of Authority might be revoked.

         Both federal and New Jersey law prohibit physicians from paying or receiving any remuneration, directly or indirectly, for the referral of a patient. In addition, state law (with certain exceptions) and federal law, under certain defined circumstances, prohibit referral by a physician to a health care entity in which the physician or his immediate family has a financial interest. The Company believes that neither the Company nor its physician stockholders are in violation of either the federal or New Jersey law as a result of the operation of or participation in the Company's HMO. To the extent that physicians refer patients to other physicians, the referring physicians receive no remuneration from such referral. Moreover, the Company does not require or encourage physicians to refer patients to entities in which they have a financial relationship.

         Antitrust concerns have become central issues in the new managed care environment of the health care industry. Whenever physicians or other health care providers join together to form ventures for the delivery of health care services, antitrust issues may be present. The Company has attempted to take all steps possible to minimize any antitrust risk. Nevertheless, the law in this area is unsettled and very fact specific.

         It is impossible to predict whether further federal and/or state legislation will be adopted or to quantify the impact that such legislation might have on the healthcare delivery system and the Company.

         In the June 30, 1996 Quarterly Statement filed with the New Jersey Department of Banking and Insurance, the Company reported a loss of $4.86 million for the six-month period then ended. State regulations require the Department of Banking and Insurance to meet with management of any HMO reporting two consecutive quarters of operating losses and to work with that management to determine (a) the cause for the loss, (b) the strategy to reverse the loss, and
(c) the projected impact of that strategy on the HMO's net worth. The Company's leadership met with the Department of Banking and Insurance in September 1996, to discuss its strategies and projections for future operations.

         In March 1997, Company representatives met with personnel from the Department of Banking and Insurance to review the Company's financial performance for the preceding two fiscal quarters, and to provide the Department with projected financial statements for the following four fiscal quarters. After the March meeting, the Department required the following additional reporting from the Company: (a) monthly profit and loss statements, (b) quarterly itemized listings of all administrative costs greater than $10,000 per quarter, to be filed with the Company's Quarterly Statements, and (c) pro forma financial statements for the Company's proposed Medicare line of business, including a description of assumptions used.

         The Company has filed all required information with the Department of Banking and Insurance subsequent to the September 1996 and March 1997 meetings, and the Company continues to report progress on its strategies to the Department of Banking and Insurance. After the March 1997 meeting, the Company determined to put the development of a Medicare product on hold.

         As described elsewhere in this Proxy Statement, the transaction contemplated by the Agreement is subject to approval by the Department of Health and Senior Services and the Department of Banking and Insurance.

Employees

         The Company presently has no employees. Under the previous management agreement with MGM, and under the current Management Services Agreement with the Purchaser and agreement with Pace, all management and administrative services necessary for the operation of the Company have been provided by contract personnel.

Property

         Effective July 31, 1997, the Company vacated space that it previously subleased from MGM in an office building located in Princeton Pike Corporate Center, 1009 Lenox Drive, Building 4, in Lawrenceville, New Jersey. The Company's obligation to pay rent for such space terminated on June 30, 1997. The Company has no leased or owned real property.

Legal Proceedings

         There are no legal proceedings pending against the Company which, if successful, would materially adversely affect the operations or financial condition of the Company.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Two of the Company's directors have a relationship with BCBSNJ or its affiliates which existed prior to the negotiation of the proposed transaction between the Company and the Purchaser. However, each of these directors has advised the Company that his relationship does not result in any direct or indirect substantial interest in the matters to be acted upon by the stockholders of the Company because the relationship involves only professional medical issues and is not affected in any way by the closing of, or failure to close, the proposed transaction. Director Barry Prystowsky, M.D. is a member of the Credentials Committee of HMO Blue. Director Martin S. Levine, D.O. is the Medical Director of Compsource, the workers' compensation managed care organization of

BCBSNJ. Neither director receives any special benefit, as a result of the transaction, because of his relationship with a BCBSNJ affiliate.

         Each director is a party to a Physician Participation Agreement with the Company, which may be assumed by the Purchaser. Therefore, each director is expected to become a participating physician in HMO Blue and to receive compensation from the Purchaser in the future in an amount equal to the predetermined rates for physician services provided, which amount would be the same as that received by any similarly situated physician participating in HMO Blue.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, each director owns one share of the Company's common stock, or approximately 0.02 percent of the shares outstanding as of the Record Date. As a group, directors own approximately 0.4 percent of the shares as of the Record Date. Each director has sole voting and investment power with respect to the share that he or she owns. The Company's acting chief executive officer and chief financial officer do not own any shares. The Company is not aware of any person or group owning more than five percent of the shares.

                              FINANCIAL STATEMENTS

Index to Financial Statements

                                                                          Page
                                                                          ----

Report of Independent Auditors                                              38
Balance Sheets as of December 31, 1996 and 1995                             39
Statements of Operations for the Years Ended December 31, 1996              40
  and 1995
Statements of Changes in Stockholders' Equity for the Years Ended           41
  December 31, 1996 and 1995
Statements of Cash Flows for the Years Ended December 31, 1996              42
  and 1995
Notes to Financial Statements at December 31, 1996 and 1995                 43



Balance Sheets as of June 30, 1997 (unaudited) and December                 52
  31, 1996
Statements of Operations for the Three Months Ended June 30, 1997           53
  and 1996 (unaudited)
Statements of Operations for the Six Months Ended June 30, 1997             54
  and 1996 (unaudited)
Statements of Changes in Stockholders' Equity for the Six Months Ended      55
  June 30, 1997 and the Year Ended December 31, 1996 (unaudited)
Statements of Cash Flows for the Six Months Ended June 30, 1997 and         56
  1996 (unaudited)
Notes to Financial Statements at June 30, 1997 and 1996                     57

Report of Independent Auditors

The Board of Directors
Physician Healthcare Plan of New Jersey, Inc.

We have audited the accompanying balance sheets of Physician Healthcare Plan of New Jersey, Inc. as of December 31, 1996 and 1995, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Physician Healthcare Plan of New Jersey, Inc. at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                     ERNST & YOUNG LLP

Hackensack, New Jersey
March 28, 1997

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                                 BALANCE SHEETS

                                                               DECEMBER 31
                                                      1996                      1995
                                                      ----                      ----
Assets

Current assets:
   Cash and cash equivalents                      $ 5,563,345                $5,308,465
   Short-term investments                           1,307,185                 3,980,627
   Advances to management company                     430,929                    23,723
   Reinsurance recoverable on claims payable          300,000
   Prepaid and other current assets                   321,714                   228,627
                                                  -----------                ----------
Total current assets                                7,923,173                 9,541,442

Investments                                         2,651,139                   565,723
Furniture and equipment, net                        1,320,867                 1,757,018
Deferred offering costs                                                         450,000
Other assets                                           18,107                    50,000
                                                  -----------                ----------
Total assets                                      $11,913,286               $12,364,183
                                                  ===========               ===========
Liabilities and Stockholders' Equity

Liabilities:
   Claims payable                                 $ 1,544,647               $     1,862
   Accounts payable and accrued expenses              782,428                   831,855
   Funds held for reinsurer                           328,789
   Other liabilities                                   85,679                    15,433
                                                  -----------                ----------
Total liabilities                                   2,741,543                   849,150

Stockholders' equity:
   Common stock, subject to redemption
           (no par; 20,000 authorized;
           4,636 and 3,515 issued and
           outstanding)                            23,750,222                17,575,000
   Paid-in capital                                     43,214                    24,838
   Net unrealized (loss) gain on investments           (5,476)                   21,645
   Accumulated deficit                            (14,616,217)               (6,106,450)
                                                  -----------                ----------
Total stockholders' equity                          9,171,743                11,515,033
                                                  -----------                ----------

Total liabilities and stockholders' equity        $11,913,286               $12,364,183
                                                  ===========               ===========

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                            STATEMENTS OF OPERATIONS

                                            YEAR ENDED DECEMBER 31
                                          1996                  1995
                                          ----                  ----
Revenue
   Premiums, net of reinsurance      $ 2,167,345           $     2,223
   Interest income, net                  641,869               709,742
   Other revenue                          51,429                    21
                                     -----------           -----------

Total revenue                          2,860,643               711,986

Expenses
   Medical costs                       2,012,747                 2,075
   Professional services               3,345,965             2,007,982
   Compensation and benefits           3,195,984             1,947,499
   General and administrative          1,923,002             1,313,620
   Insurance                             192,712               106,922
                                     -----------           -----------

Total expenses                        10,670,410             5,378,098
                                     -----------           -----------

Net loss                             $(7,809,767)          $(4,666,112)
                                     ===========           ===========

Net loss per common share            $    (1,846)          $    (1,318)
                                     ===========           ===========

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                     Years ended December 31, 1996 and 1995

                                                         NET
                                                      UNREALIZED
                                                     (LOSS) GAIN
                    COMMON            PAID-IN             ON             ACCUMULATED           STOCKHOLDERS'
                     STOCK            CAPITAL        INVESTMENTS           DEFICIT                EQUITY
                    ------            -------        -----------         -----------           -------------
Balance at
January 1,
1995               $17,750,000       $     -          $      -           $ (1,440,338)          $16,309,662

 Common
 stock redeemed
 (35 shares)          (175,000)       24,838                                                       (150,162)

 Net unrealized                                         21,645                                       21,645
 gains

 Net loss                                                                  (4,666,112)           (4,666,112)
                   -----------       -------          --------           ------------           -----------
Balance at
December 31,
1995                17,575,000        24,838            21,645             (6,106,450)           11,515,033

 Common stock
  issued             6,250,222                                               (700,000)            5,550,222

 Common stock
  redeemed
 (15 shares)           (75,000)       18,376                                                        (56,624)

  Net unrealized                                       (27,121)                                     (27,121)
  losses

  Net loss                                                                 (7,809,767)           (7,809,767)
                   -----------       -------          --------           ------------           -----------

Balance at
December 31,
1996               $23,750,222       $43,214          $ (5,476)          $(14,616,217)          $ 9,171,743
                   ===========       =======          ========           ============           ===========

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                            STATEMENTS OF CASH FLOWS



                                                                                YEAR ENDED DECEMBER 31
                                                                           1996                       1995
                                                                           ----                       ----
Cash Flows From Operating Activities
Net loss                                                               $(7,809,767)               $(4,666,112)
Adjustments to reconcile net loss to net cash used in
 operating activities:
   Depreciation and amortization                                           569,007                    133,327
   Loss on disposal of furniture and equipment                               1,356
   Changes in operating assets and liabilities:
     Advances to management company                                       (407,206)                   488,244
     Prepaid and other current assets                                      (93,087)                  (137,681)
     Other assets                                                           31,893                    (50,000)
     Reinsurance recoverable on claims payable                            (300,000)
     Funds held for reinsurer                                              328,789
     Claims payable                                                      1,542,785                      1,862
     Accounts payable and accrued expenses                                 (49,427)                   454,355
     Other liabilities                                                      70,246                     15,433
                                                                       -----------                -----------

Net cash used in operating activities                                   (6,115,411)                (3,760,572)

Cash Flows From Investing Activities
Purchase of equipment                                                     (282,562)                (1,860,823)
Proceeds from sale of furniture and equipment                                6,699
Cost of investments acquired                                            (3,197,444)                (4,809,255)
Proceeds from investments matured                                        3,900,000                 12,515,000
                                                                       -----------                -----------

Net cash provided by investing activities                                  426,693                  5,844,922

Cash Flows From Financing Activities
Proceeds from stock issuance                                             6,250,222
Offering costs                                                            (250,000)                  (450,000)
Redemption of common stock                                                 (56,624)                  (150,162)
                                                                       -----------                -----------

Net cash provided by (used in) financing activities                      5,943,598                   (600,162)
                                                                       -----------                -----------


Net increase in cash and cash equivalents                                  254,880                  1,484,188
Cash and cash equivalents, beginning of year                             5,308,465                  3,824,277
                                                                       -----------                -----------

Cash and cash equivalents, end of year                                 $ 5,563,345                $ 5,308,465
                                                                       ===========                ===========

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1.  ORGANIZATION AND RELATED MATTERS

Physician Healthcare Plan of New Jersey, Inc. (the "Company"), a New Jersey corporation, was formed January 10, 1994, under the sponsorship of private practicing physicians for the purpose of developing a statewide, physician-owned Health Maintenance Organization ("HMO"). The Company's Certificate of Authority ("COA") to operate as an HMO in five counties in New Jersey was approved on August 28, 1995. In September 1995, the Company filed an amendment to its COA to operate in the remaining counties in New Jersey, which was approved January 29, 1996. The Board of Directors, comprised solely of stockholders, oversees the operations of the Company.

The Company's health plans consist of HMO plans and point-of-service (POS) plans, offered on a fully-insured basis, whereby members receive comprehensive medical coverage for a fixed monthly premium. Medical services are provided through discounted fee-for-service participation agreements with physicians and various per diem or fee-for-service contracts with hospitals and other providers. Under regulations adopted in April 1996, the Company filed a comprehensive small group POS product which the Company began marketing upon filing of policy forms approved by the New Jersey Department of Banking and Insurance.

On March 4, 1994, the Company had an initial offering to physicians both practicing and residing in New Jersey, for the purpose of raising capital necessary to fund its operations until the Company received its COA and subsequently to fund operational deficits until such time as the Company begins to operate at a profit. See Note 5 for a further description of the initial offering.

The Company's registration statement for the second offering was filed with the Securities and Exchange Commission (the "SEC") and declared effective on November 9, 1995. The second offering of shares to physicians practicing in the State of New Jersey was for the purpose of expanding the Company's existing network of physicians, expanding the Company's programs and infrastructure and enhancing the Company's equity position. See Note 5 for a further description of the second offering.

The Company has incurred significant operating losses in 1996 and 1995. The very competitive nature of the New Jersey managed care marketplace continues to present ongoing challenges to the Company's ability to achieve the subscriber (enrolled member) levels necessary to generate acceptable levels of profitability. Management believes the Company has sufficient capital to fund operations over the next twelve months.

2.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARD

In March 1995, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, effective for fiscal years beginning after December 15, 1995. Statement No. 121 requires long-lived assets and certain intangibles to be reviewed for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets and certain intangibles to be disposed of are required to be reported at the lower of carrying amount or fair value less cost to sell. In 1996, approximately $212,000 of capitalized system development costs were written off.

INVESTMENTS

SFAS No. 115, Accounting for Certain Investments in Debt & Equity Securities, requires that securities be classified in one of three categories. Debt securities that the Company has the intent and ability to hold to maturity would be classified as held to maturity and reported at amortized cost. Debt securities that are held for resale would be classified as trading securities and reported at fair value with unrealized gains and losses included in earnings. Debt securities not so classified are considered available for sale and reported at fair value with unrealized gains and losses included in stockholders' equity. The Company's investments in debt securities are classified as available-for-sale and are carried at fair value.

Investment income, net of investment expenses and amortization of bond premium and discount, is recognized in income when earned.

FURNITURE AND EQUIPMENT

Furniture and equipment is carried at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the useful lives of the depreciable assets which range from three to five years. As of December 31, 1996 and 1995, accumulated depreciation on furniture and equipment was $838,015 and $133,801, respectively. Depreciation expense totaled $710,658 and $133,327 for the years ended December 31, 1996 and 1995, respectively.

OFFERING COSTS

Costs incurred of $450,000 in connection with the second offering (see Note 5) had been capitalized at December 31, 1995. In 1996, additional second offering costs of $250,000 were incurred. In 1996, the deferred costs amounting to $700,000 were reclassified into stockholders' equity and reflected as a reduction of the actual proceeds from the second offering.

REVENUE RECOGNITION

Premiums from members for prepaid health care are recognized as income in the period in which the enrollees are entitled service. Premiums collected in advance are recorded as advance premiums and are included in other liabilities on the balance sheets.

MEDICAL COSTS

Medical costs consist of medical claims costs which are accrued in the period that services are provided to members. Medical costs include estimates for claims incurred by the Company and which have not yet been reported ("IBNR"). Such estimates are continually monitored and reviewed and, as settlements are made or estimates adjusted, the resulting differences will be reflected in the current period of operations. Since the Company recently began operations and lacks its own historical experience, the estimate for IBNR is in part based on currently available industry ratios for claims expense to premiums earned. Despite the variability inherent in such estimates, management believes that the liability for medical claims payable is adequate.

ADVERTISING

The Company expenses their advertising costs as they are incurred. In 1996 and 1995, advertising expense was approximately $1,100,000 and $120,000 respectively.

INCOME TAXES

The Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 prescribes an asset and liability method for accounting for deferred taxes, the objective of which is to recognize an asset or liability for the expected future tax effects due to temporary differences between financial reporting and tax basis of assets and liabilities, based on enacted tax rates and other provisions of the tax law. The principal items giving rise to such differences are net operating loss carry forwards, start-up and organizational costs and furniture and equipment. Under SFAS No. 109, deferred tax assets are recognized unless it is more likely than not that some portion of the deferred tax assets may not be realized.

NET LOSS PER COMMON SHARE

Net loss per common share is based upon the weighted average number of shares outstanding during the year.

CASH FLOW REPORTING

For purposes of reporting cash flows, cash and cash equivalents includes all cash on deposit, money market accounts and investments purchased with an original remaining maturity of three months or less.

RECLASSIFICATION

Certain balances presented in the 1995 financial statements have been reclassified to conform to the 1996 presentation.

3.  MANAGEMENT AGREEMENT

Effective September 1, 1994, the Company entered into a Management Agreement (the "Management Agreement") with Medical Group Management, Inc. ("MGM"), a subsidiary of New Jersey State Medical Underwriters, Inc. ("NJSMU"). The Management Agreement provides, among other things, that MGM is responsible for all administration and management of the Company. NJSMU provides management, accounting, regulatory, legal and data processing support to MGM.

The Management Agreement may be terminated by either party given 180 days written notice. The Company has the option of extending the termination period for an additional 180 days at its discretion. Under certain circumstances, if the Company terminates the Agreement with MGM, a termination fee (penalty) may be payable to MGM as defined in the Management Agreement. In February 1997, the Company and MGM agreed to amend the notification date for the renewal option from March 1, 1997 to June 1, 1997.

The Management Agreement is for a three-year period and expires August 31, 1997. The Management Agreement calls for a fixed payment per month for management, oversight and development. The Company incurred and paid $600,000 and $850,000 of management fees to MGM for the years ended December 31, 1996 and 1995, respectively. In addition to the fixed payment, all costs incurred by MGM on behalf of the Company are reimbursed. Costs incurred by MGM under this agreement, including management fees, which have been reimbursed by the Company totaled $7,673,387 and $4,464,188 for the years ended December 31, 1996 and 1995, respectively.

4.  COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

The Company leases office facilities and office equipment. During 1995, the Company entered into a six year lease to rent office facilities. Effective October 1, 1996, NJSMU has assumed the Company's obligation under this lease and has subleased 33% of the facility back to the Company under terms consistent with the original lease. Minimum rental commitments for noncancelable leases, exclusive of escalations due to real estate taxes and operating expenses are as follows:

                  1997                         $186,417
                  1998                          187,429
                  1999                          177,667
                  2000                          184,000
                  2001                           62,333
                  Thereafter                          -
                                               --------
                                               $797,846
                                               ========

Total rent expense for all leases was $416,642 and $239,730 for the years ended December 31, 1996 and 1995, respectively.

ADMINISTRATIVE CONTRACTS

Since May 30, 1995, the Company has operated under a letter of intent with Acordia of Southern California ("Acordia") to provide the Company's administrative and management information systems. The initial term of the proposed contract is two years with an automatic one year renewal without 120 days prior notice of termination by either party. The Company may terminate at any other time with 30 days prior notice. Under the terms of this agreement, the Company will continue to pay Acordia a per member per month fee.

DIVIDENDS

New Jersey state law provides that dividends or other distributions may be paid only from retained earnings and to the extent statutory capital and surplus is in excess of the minimum net worth requirement of $1,000,000. As of December 31, 1996, the Company's statutory capital and surplus was $8,674,736. The Company has not paid and does not intend to pay any dividends for the foreseeable future.

OTHER

As of December 31, 1996, the Company's investments include restricted assets on deposit with the State of New Jersey for solvency protection totaling $305,244. In addition, at December 31, 1996 the Company has a letter of credit relating to its leased office space which is collateralized with a certificate of deposit in the amount of $250,000.

5.  CAPITAL STOCK

On March 4, 1994, the Company sought to raise capital through an initial offering of up to 15,000 shares of stock at a price of $5,000 per share to physicians who were eligible purchasers. Only physicians who both practiced and resided in the State of New Jersey were eligible purchasers. The Company issued 3,569 shares as a result of this Offering, representing $17,845,000 in initial capital.

The Company's registration statement was filed with the SEC and declared effective November 9, 1995. The purpose of the second offering to physicians who practice in the State of New Jersey was to raise additional capital of up to 10,000 shares of stock at a price of $5,500 per share. All shares have the same rights and privileges. In 1996, the Company issued 1,136 shares as a result of this offering, representing $6,250,222 of additional capital.

In order to ensure the Company operates as a physician-owned HMO whereby stockholders represent participating physicians in the HMO, the Articles of Incorporation and By-Laws provide certain restrictions on this stock. It is non-transferable and can only be redeemed by the Company. Circumstances requiring redemption of stock at current book value in order to preserve the integrity of the network include death, retirement, disability, loss of license to practice medicine in New Jersey and termination of an effective Physician Participation Agreement with the Company. In addition, physicians who fail to become credentialed by the Company must redeem their shares at the original purchase price without interest. As of December 31, 1996, 90% of the physicians from the Initial and Secondary Offerings have been credentialed. Physicians who otherwise wish to redeem their shares may do so at the sole discretion of the Board of Directors at current book value. After approval, the Board may take up to six months to redeem such shares. The Company shall not be required to redeem a stockholder's stock if the Company is insolvent, if doing so would cause the Company to become insolvent, or if the Company is, or the redemption would cause the Company to be, in a precarious financial condition.

6.  EMPLOYMENT COSTS

The Company currently has no direct employees. All persons providing services on behalf of the Company are employees of MGM or NJSMU. MGM provides a comprehensive benefits package for these employees, the amount of which is included in total compensation and benefits costs.

7.  RELATED PARTY TRANSACTIONS

The stockholders and directors of the Company are and will continue to be physicians who have entered into participating provider agreements with the Company. Accordingly, a large portion of the claims payable and incurred medical costs are due to stockholders. Also, at December 31, 1996 1,388 or 34% of the Plan's members related to stockholders who have placed their practice's medical coverage with the Plan.

On March 13, 1997, the Company agreed to reimburse the former Chairman of the Board of Directors $100,000 for his loss of income and out of pocket expenses incurred during his term as Chairman. Such amount has been reflected in the 1996 Statement of Operations.

8.  INVESTMENTS

DEBT SECURITIES

The following summarizes the amortized cost and the estimated fair value of the Company's investments in debt securities as of December 31, 1996 and 1995. The estimated fair values for the Company's investments in debt securities are based on quoted market prices.


                                                        GROSS -- UNREALIZED
                                         AMORTIZED      -------------------     ESTIMATED
                                            COST         GAINS      LOSSES      FAIR VALUE
                                         -------------------------------------------------
1996
----

U.S. treasury and
 other governmental
 units                                    $3,713,800    $     381    $5,857     $3,708,324

Other debt securities                        250,000                               250,000
                                         -------------------------------------------------
Total investments                         $3,963,800    $     381    $5,857     $3,958,324
                                         =================================================
1995
----

U.S. treasury and
 other governmental
  units                                   $4,274,705    $  21,645               $4,296,350

Other debt securities                        250,000                               250,000
                                         -------------------------------------------------
Total investments                         $4,524,705    $  21,645    $    -     $4,546,350
                                         =================================================

The following summarizes the amortized cost and estimated fair value of the Company's investments in debt securities by contractual maturity as of December 31, 1996:

                                          AMORTIZED       ESTIMATED
                                             COST        FAIR VALUE
                                         ----------      -----------
Maturity:
  Within one year                        $1,306,989      $1,307,185
  After one year through five years       2,656,811       2,651,139
                                         ---------------------------
Total investments                        $3,963,800      $3,958,324
                                         ==========================

The Company's investments in debt securities are comprised of investment grade securities, with the highest credit ratings assigned by Standard & Poor's (AAA) or Moody's (Aaa;P-1), respectively.

9.  INCOME TAXES

The Company has not provided any current or deferred income taxes for the years ended December 31, 1996 or 1995.

The income tax provision differs from the amount computed by applying the statutory federal income tax rate to the net loss. The reasons for the difference and the tax effect of each are as follows for the years ended December 31, 1996 and 1995:

                                                                 % OF PRE-
                                                               TAX NET LOSS
                                                           -------------------
                                                            1996         1995
                                                           -------------------

Tax based on statutory federal income tax rate             (34.0)%      (34.0)%

Deduct:
   Valuation allowance to reduce deferred tax asset         36.5         33.8
   Other                                                    (2.5)          .2
                                                           -------------------
Total income taxes                                           0.0%         0.0%
                                                           ===================

The components of deferred taxes as of December 31, 1996 and 1995 are as follows:

                                  1996               1995
                             ----------------------------------

Net operating loss            $ 4,597,000        $ 1,940,000
Other                             104,000             26,000
Depreciation                       52,000            (70,000)
                             ----------------------------------
Net deferred tax assets         4,753,000          1,896,000
Valuation allowance            (4,753,000)        (1,896,000)
                             ----------------------------------
Net deferred tax assets       $         -        $         -
                             ==================================

The valuation allowance has been recorded due to the uncertainty of the realization of the deferred tax assets since the realization of such benefits would be dependent upon achieving future operating profits which cannot be reasonably assured.

At December 31, 1996, net operating loss carryforwards are approximately $13,520,000. Of the net operating loss carryforwards, $7,498,000, $5,189,000 and $833,000 expire in 2011, 2010 and 2009, respectively.

10.  REINSURANCE

The Company entered into a specific excess of loss reinsurance agreement with an admitted AAA rated reinsurer with a retention limit of $35,000 per member per year. Under the terms of the agreement, the Company pays a per member per month premium in exchange for reimbursement of medical claims exceeding the retention limit. The Company has not recorded any reinsurance recoveries related to this agreement. In the event of the Company's insolvency, the reinsurer will continue to pay for services for the duration of the contract period for which payment has been made, not to exceed 31 days or until the time of discharge for members confined in an inpatient facility on the date of insolvency.

In 1996, the Company entered into an additional arrangement with a reinsurer to cover 100% of the out-of-network claims incurred related to the POS product. Such arrangements are required by New Jersey regulations as preconditions for underwriting POS products. The Company is currently renegotiating an extension of this POS reinsurance contract which expires on March 31, 1997. At December 31, 1996, approximately 74% of the Company's direct premiums earned came through POS products.

Amounts recorded in 1996 related to the above arrangements are summarized as follows:

Premiums ceded, net of experience refund earned                        $537,129
Ceded loss recoveries                                                   300,000
Ceding commission income                                                 75,232

For both arrangements discussed above, the Company remains primarily liable as the direct insurer on all risks reinsured. In addition, all of the Company's reinsurance is placed with a single reinsurer.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                                 BALANCE SHEETS

                                                              June 30,                   December 31,
                                                                1997                         1996
                                                              ---------                  ------------
                                                              Unaudited
Assets

    Current assets:
        Cash and cash equivalents                           $  3,971,628                   $  5,563,345
        Short-term investments                                   498,750                      1,307,185
        Advances to management company                           414,973                        430,929
        Reinsurance recoverable on claims payable                345,984                        300,000
        Prepaid and other assets                                 272,097                        321,714
                                                            ------------                   ------------

                Total current assets                           5,503,432                      7,923,173


        Investments                                            2,465,502                      2,651,139
        Furniture and equipment, net                             304,487                      1,320,867
        Other assets                                                  --                         18,107
                                                            ------------                   ------------
                         Total assets                       $  8,273,421                   $ 11,913,286
                                                            ============                   ============

Liabilities and Stockholders' Equity

    Liabilities:
        Claims payable                                      $  2,568,702                   $  1,544,647
        Accounts payable and accrued expenses                    839,926                        782,428
        Funds held for reinsurer                                 261,415                        328,789
        Other liabilities                                        205,703                         85,679
                                                             ------------                   ------------

                Total liabilities                              3,875,747                     2 ,741,543
                                                            ------------                   ------------

    Stockholders' equity:
        Common Stock, subject to redemption                   23,729,922                     23,750,222
             (no par; 20,000 authorized; 4,631
             and 4,636 issued and outstanding)
        Paid in capital                                           66,690                         43,214
        Net unrealized loss on investments                       (11,865)                        (5,476)
        Accumulated deficit                                  (19,387,073)                   (14,616,217)
                                                            ------------                   ------------

                Total stockholders' equity                     4,397,674                      9,171,743
                                                            ------------                   ------------

Total Liabilities and Stockholders' Equity                  $  8,273,421                   $ 11,913,286
                                                            ============                   ============

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                      For the Three           For the Three
                                                       Months Ended           Months Ended
                                                       June 30, 1997         June 30, 1996
                                                      --------------         --------------
Revenue
        Premiums, net of reinsurance                    $ 2,160,040           $   235,393
        Interest income, net                                 83,367               126,084
        Other revenue                                        27,366                12,742
                                                        -----------           -----------

            Total revenue                                 2,270,773               374,219
                                                        -----------           -----------

Expenses
        Medical costs                                     3,077,077               189,846
        Professional services                             1,242,481               976,115
        Compensation and benefits                           314,126               854,335
        General and administrative                          394,595               532,275
        Provision for loss on
          furniture and equipment                           760,000                    --
        Insurance                                            38,109                48,378
                                                        -----------           -----------

            Total expenses incurred                       5,826,388             2,600,949
                                                        -----------           -----------

Net loss                                                $(3,555,615)          $(2,226,730)
                                                        ===========           ===========

Net loss per common share                               $      (768)          $      (506)
                                                        ===========           ===========

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                       For the Six               For the Six
                                                       Months Ended             Months Ended
                                                       June 30, 1997            June 30, 1996
                                                       -------------            -------------
Revenue
        Premiums, net of reinsurance                   $ 4,216,303               $   328,549
        Interest income, net                               287,918                   253,361
        Other revenue                                       70,811                    13,138
                                                       -----------               -----------

            Total revenue                                4,575,032                   595,048
                                                       -----------               -----------

Expenses
        Medical costs                                    4,719,203                   269,409
        Professional services                            2,335,949                 2,089,064
        Compensation and benefits                          689,238                 1,743,522
        General and administrative                         768,471                 1,100,143
        Provision for loss on
          furniture and equipment                          760,000                        --
        Insurance                                           73,027                    97,656
                                                       -----------               -----------

            Total expenses incurred                      9,345,888                 5,299,794
                                                       -----------               -----------

Net loss                                               $(4,770,856)              $(4,704,746)
                                                       ===========               ===========

Net loss per common share                              $    (1,030)              $    (1,188)
                                                       ===========               ===========

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

      Six Months Ended June 30, 1997 and the Year Ended December 31, 1996


                                                              NET
                                                          UNREALIZED
                                                          (LOSS)GAIN
                         COMMON         PAID-IN               ON                ACCUMULATED      STOCKHOLDERS'
                          STOCK         CAPITAL          INVESTMENTS              DEFICIT           EQUITY
                         ------         -------          -----------            -----------      -------------
Balance at             $17,575,000   $    24,838        $    21,645            $ (6,106,450)       $11,515,033
December 31,
1995

Common stock             6,250,222                                                 (700,000)         5,550,222
issued, net

Common stock               (75,000)       18,376                                                       (56,624)
redeemed (15 shares)

Net unrealized losses                                       (27,121)                                   (27,121)

Net loss                                                                         (7,809,767)        (7,809,767)
                       -----------   -----------        -----------            ------------        -----------


Balance at
December 31,            23,750,222        43,214             (5,476)            (14,616,217)         9,171,743
1996

Common stock,              (20,300)       23,476                                                         3,176
redeemed, net
(5 shares)

Net                                                          (6,389)                                    (6,389)
unrealized losses

Net loss                                                                         (4,770,856)        (4,770,856)
                       -----------   -----------        -----------            ------------        -----------
Balance at
June 30, 1997          $23,729,922   $    66,690        $   (11,865)          $(19,387,073)        $ 4,397,674
                       ===========   ===========        ===========           ============         ===========

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                        For the Six               For the Six
                                                                       Months Ended              Months Ended
                                                                      June 30, 1997              June 30, 1996
                                                                      -------------              -------------
Cash flows from operating activities
    Net loss                                                           $(4,770,856)               $(4,704,746)
    Adjustment to reconcile net loss to net cash used
    for operating activities:
          Loss on disposal of furniture and                                760,000                         --
            Equipment
          Depreciation and amortization                                    143,788                    283,112
          Advances to management company                                    15,956                 (1,699,362)
          Prepaid and other assets                                          49,617                     81,976
          Accounts payable and accrued expenses                             57,498                    623,885
          Claims payable                                                 1,024,055                    160,365
          Reinsurance recoverable on unpaid losses                         (45,984)                        --
          Other liabilities                                                120,024                     66,182
          Other assets                                                      18,107                         --
          Funds held for reinsurer                                         (67,373)                        --
                                                                       -----------                -----------
Net cash provided by (used in) operating
activities                                                              (2,695,168)                (5,188,588)
                                                                       -----------                -----------
Cash flows from investing activities
      Proceeds from sale of equipment                                       20,373                         --
      Purchase of equipment                                                     --                   (127,710)
      Proceeds from investments matured                                  3,517,675                         --
      Cost of investments acquired                                      (2,437,773)                        --
                                                                       -----------                -----------
Net cash provided by (used in) investing
activities                                                               1,100,275                   (127,710)
                                                                       -----------                -----------

Cash flows from financing activities
    Common stock subscribed                                                     --                  5,729,850
    Redemption of common stock                                               3,176                     (5,349)
                                                                       -----------                -----------

Net cash provided by financing
activities                                                                   3,176                  5,724,501
                                                                       -----------                -----------

Net increase (decrease) in cash and cash                                (1,591,717)                   408,203
 equivalents
Cash and cash equivalents, beginning of period                           5,563,345                  5,308,465
                                                                       -----------                -----------

Cash and cash equivalents, end of period                               $ 3,971,628                $ 5,716,668
                                                                       ===========                ===========

See accompanying notes.

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)


1. UNAUDITED FINANCIAL STATEMENTS

         The financial information for the three and six months ended June 30, 1997 and 1996 included herein is unaudited. Such information includes all adjustments, consisting of a normal and recurring nature, which in the opinion of management, are necessary for a fair presentation of the Company's Balance Sheets, and Statements of Operations, Changes in Stockholders' Equity and Cash Flows in accordance with generally accepted accounting principles. Such information should be read in conjunction with Management's Plan of Operation included herein on page 54 and the Notes to Financial Statements for the year ended December 31, 1996 on page 37. The interim operating results are not necessarily indicative of the operating results for the full fiscal year.

2. SALE OF GROUP CONTRACTS AND PROVIDER AGREEMENTS

         In an agreement dated June 26, 1997 (the "Agreement"), the Company contracted to assign and transfer to Medigroup of New Jersey, Inc. (the "Purchaser" or "HMO Blue") provider agreements and all group contracts in return for consideration based on HMO and PPO membership, but not less than $1 million. This transaction is conditioned upon the receipt of approvals from various parties, including, but not limited to, the Company's shareholders, the Commissioner of Health and Senior Services, and the Commissioner of Banking and Insurance of the State of New Jersey. In addition, Blue Cross and Blue Shield of New Jersey, Inc. ("BCBSNJ") has agreed to appoint certain physicians selected by the Company to several BCBSNJ and HMO Blue committees and to the board of HMO Blue's parent company. The Purchaser is a wholly owned subsidiary of Medigroup, which in turn is a wholly owned subsidiary of BCBSNJ, and the Purchaser operates an HMO in the State of New Jersey known as "HMO Blue".

3. MANAGEMENT AGREEMENT

         Effective September 1, 1994, the Company entered into a management agreement with Medical Group Management, Inc. ("MGM"), a subsidiary of New Jersey State Medical Underwriters, Inc. ("NJSMU"). The management agreement with MGM provided, among other things, that MGM was responsible for all administration and management of the Company.

         Effective July 1, 1997, the Company entered into a Management Services Agreement (the "Management Agreement") with the Purchaser. Under the terms of the Management Agreement, the Purchaser will provide the Company management and administrative services necessary for the operation of the Company including, but not limited to, claims processing, member services, enrollment, provider assistance, utilization management and financial services. The cost of such services will be based upon a per HMO member per month fee, and will be lower than management fees previously paid by the Company.

         In addition, the Company expects to engage The Pace Group, Inc. ("Pace") to provide certain management transition services and certain corporate financial and reporting assistance not otherwise provided by the Purchaser. The Company will pay Pace a retainer of $20,000 per month, applied against hourly billings for services and expenses.

         Following the execution of the Management Agreement, the Company entered into negotiations with MGM to terminate the previous management agreement. In the interest of facilitating management transition, the Company expects the termination of the management agreement with MGM to be effective as of July 31, 1997.

4. SALE OF FIXED ASSETS

         With the Purchaser's assumption of responsibility for management and administrative services through the Management Agreement, the Company has proposed to sell to MGM its fixed assets, chiefly furniture and computer equipment at its office location in Lawrenceville, New Jersey. MGM has offered approximately $260,000 for the Company's fixed assets, based primarily on a series of appraisals obtained from independent third party appraisal firms. The Company expects to close on the sale of fixed assets to MGM in a transaction to be effective as of July 31, 1997. Based on June 30, 1997 net book values for those fixed assets, the Company has recorded a $760,000 provision for loss on furniture and equipment during the three months ended June 30, 1997.

5. COMMITMENTS AND CONTINGENCIES

         The Company leases office facilities and office equipment. Effective October 1, 1996, NJSMU assumed the Company's obligation under the office facilities lease and subleased 33% of the facility back to the Company under terms consistent with the original lease. As of the July 31, 1997 effective date of the termination of the MGM management agreement, the Company expects that the month-to-month lease for 9,351 square feet at 1009 Lenox Drive, Lawrenceville, New Jersey will be terminated and the Company will have no further obligation under such lease. Upon such termination, the Company will not occupy any space at any location.

6. REINSURANCE

         The Company entered into a specific excess of loss reinsurance agreement with an admitted AAA rated reinsurer with a retention limit of $35,000 per member per year. Under the terms of the agreement, the Company pays a per member per month premium in exchange for reimbursement of medical claims exceeding the retention limit. The Company has not recorded any reinsurance recoveries related to this agreement. In the event of the Company's insolvency, the reinsurer will continue to pay for services for the duration of the contract period for which payment has been made, not to exceed 31 days or until the time of discharge for members confined in an inpatient facility on the date of insolvency.

         In 1996, the Company entered into an additional arrangement with a reinsurer to cover 100% of the out-of-network claims incurred related to the Point-of-service ("POS") product. Such arrangements are required by New Jersey regulations as preconditions for underwriting POS products. For both arrangements, the Company remains primarily liable as the direct insurer on all risks reinsured. In addition, all of the Company's reinsurance is placed with a single reinsurer.

         In April 1997 the Company renewed its reinsurance coverage under similar terms effective through December 31, 1997. With the announcement of the Agreement, the reinsurer has given notice of its intent to cancel the policy based on management changes. That cancellation is effective August 31, 1997. Management will seek to renew the reinsurance without a lapse in coverage, but expects that any such renewal would occur at a somewhat higher premium.

                         MANAGEMENT'S PLAN OF OPERATION

Six Months Ended June 30, 1997

         The Company is a New Jersey corporation, formed on January 10, 1994 under the sponsorship of private practicing physicians for the purpose of developing a statewide, physician-owned Health Maintenance Organization ("HMO").

         As of June 30, 1997, the number of shares outstanding from the Company's 1994 initial offering and the 1996 second offering of common stock is 4,631, resulting in net paid-in capital of $23,796,612.

         In addition to filing quarterly reports required of all New Jersey HMO's by the New Jersey Department of Banking and Insurance (the "Department"), the Company has continued to provide monthly reports to the Department, describing progress toward membership and financial goals, which the Department required as a result of a March 1997 meeting to review the Company's financial performance.

         As described in Note 2 of the Notes to Financial Statements at June 30, 1997 the Company has contracted to assign and transfer provider agreements and all group contracts to the Purchaser, subject to shareholder and regulatory approvals. At the closing of such transaction, it is expected that the Company will wind down its operations and, ultimately, surrender its Certificate of Authority to the Department at such time as the Department is satisfied that all claims and liabilities arising prior to the date of closing of the transaction have been paid or provided for. The Company is unable to estimate at this time when such surrender would occur or what assets, if any, would be available for distribution to stockholders after the Company ceases operations.

         As noted in Note 4 of the Notes to Financial Statements at June 30, 1997 the Company has proposed to sell to MGM its furniture and equipment. The Company also proposes to sell 8 automobiles, and has authorized MGM to effect such sales.

         The Company expects that it will sell to the Purchaser certain office equipment and file cabinets for a price of approximately $4,000. In addition, the Company expects that, in connection with the Purchaser's performance of management services, as described in Note 3 of the Notes to Financial Statements at June 30, 1997, the Company will permit the Purchaser to use certain computer equipment and related property in return for the Purchaser maintaining the equipment, paying for insurance for the equipment and assuming the risk of loss or damage.

         During the six months ended June 30, 1997, the Company's revenues increased from the comparable 1996 fiscal period by approximately $4,000,000, with approximately $3,900,000 attributable to increased enrollment in the HMO and Point-of-Service ("POS") products sold by the Company. Results for 1996 reflected limited sales dependent on the timing of the Company's COA approval by the Department in early 1996. At June 30, 1997, the Company reported total enrollment of 6,257 members, compared to only 880 at June 30, 1996. As reported in prior periods, the Company continues to record approximately 80% of member-months (each representing one enrollee for one month of coverage) in its POS products. Notwithstanding the increase in enrollment, the Company has not met its targets for enrollment because of significant competitive pressures in its marketplace.



         Medical costs increased approximately $4,450,000 from the comparable 1996 fiscal period reflecting the enrollment increase described earlier, and higher medical costs per member. The Company's medical costs increased from 82% of premium revenue during the six months ended June 30, 1996 to 112% of premium revenue for the comparable 1997 fiscal period. On a per member per month basis, medical costs increased from $97 per member in 1996 to $137 per member in 1997. Of the Company's $4,450,000 increase in medical costs from the prior year, approximately 66% was attributable to increased membership and approximately 34% was attributable to increased medical costs per member.

         Since the Company had only begun marketing its products in 1996, the Company had too few members (880) at June 30, 1996 to draw meaningful conclusions from the claims experience at that point. During the six month period ended June 30, 1996, the Company paid only $109,000 in medical claims, or less than $19,000 per month, with an additional $160,365 accrued in claims payable.

         In general, the earliest enrollees in the Company's membership appeared to require a level of medical services consistent with an 80% medical costs to premium revenues relationship. However, based on recent claims experience in 1997, the Company's members have been utilizing a significantly higher number or intensity of medical services than anticipated in the premium pricing. In part, these higher medical costs are attributable to the small group (less than 50 employees) marketing focus adopted by the Company as a sales strategy. New Jersey statutes require HMOs marketing to small groups to offer health insurance at a predetermined premium level, limited by state regulations, without regard to disease or disability in the group. This feature is referred to as "guaranteed issue". New Jersey HMOs are not allowed to adjust premiums charged to small groups to reflect the medical cost claims experience of the specific group. Based on recent results, it appears the Company has enrolled a population of individuals and family members with disproportionately more illnesses and/or disability than was contemplated by market-based premium levels.

         In May and June, 1997, claims payments experienced a substantial increase to approximately $888,000 and $1,036,000, respectively, compared to an average of $324,000 per month for the period January-April, 1997. As a result of substantial membership increases (880 at June 30, 1996, 2,295 at September 30, 1996 and 4,074 at December 31, 1996) and the lag in the filing of claims by physicians and hospitals, a substantial increase in the claims payments was anticipated. However, as discussed above, the Company's medical costs per member (resulting from both number of claims per member and average cost per claim) have also increased, reflecting a population of insureds with higher than expected medical utilization.

         As in prior periods the Company recorded its Incurred But Not Reported
(IBNR) claims reserve based on an evaluation of the Company's historical data by an independent actuary. The IBNR claims reserve recorded by the Company is at the high end of the actuary's suggested range. The Company uses the acronym "IBNR" to designate medical claims Incurred But Not Reported. Claims filing practices by medical providers such as physicians and hospitals result in delays between service delivery and claims filing or payment by HMOs. Because of these delays, the Company and other HMOs must use estimates of medical costs, coupled with recent and historical trends in claims payments to record medical costs incurred during the current period on a GAAP basis. The recording of these estimated medical costs is necessary to match expenses with applicable revenues. The IBNR claims reserve is an estimated claims reserve liability which, together with amounts reserved to pay known, reported claims, is recorded on the Company's balance sheet as a liability called "Claims Payable".

         As noted in Note 6 of the Notes to Financial Statements at June 30, 1997, the Company's reinsurer has given notice of its intent to cancel the Company's reinsurance policies based on management changes effective August 31, 1997. Management will seek to renew the reinsurance without a lapse in coverage, but expects that any such renewal would occur at a somewhat higher premium. No assurance can be given that coverage can be renewed on terms acceptable to the Company. Any failure to renew coverage could have a material adverse effect on the Company's ability to write POS coverage in the future.

         No tax benefits for operating losses have been recognized in the financial statements because the realization of such benefits would be dependent upon achieving future operating profits, which cannot be reasonably assured.

         All other expense categories (Professional services, Compensation and benefits, General and administrative, and Insurance) for the six months ended June 30, 1997 decreased a total of approximately $1,160,000 from the comparable 1996 fiscal period, primarily reflecting (a) reduced advertising, (b) reduced permanent staffing partially offset by consultants and other temporary staffing, and (c) reduced occupancy costs resulting from an assignment-sublease arrangement effective October 1, 1996. As noted in Note 4 of the Notes to

Financial Statements at June 30, 1997, the Company recorded a Provision for Loss on Furniture and Equipment of $760,000, reflecting its intent to dispose of fixed assets that will no longer be needed at the best available price based upon a series of independent appraisals.

         During the first six months of 1997, the Company incurred a net loss of $4,770,856, with operations requiring the use of $2,695,168 in cash. The Company obtained the funds to finance its operating deficit by withdrawing $1,591,717 from Cash and cash equivalents, $808,425 from Short-term investments, and $185,637 in Investments. In addition the Company incurred the $760,000 write-off described in Note 4 of the Notes to Financial Statements at June 30, 1997, reflecting the appraised value of fixed assets no longer needed for Company operations which have been turned over to the Purchaser. The new Management Agreement with the Purchaser is described in Note 3 of the Notes to Financial Statements at June 30, 1997. Taken together these changes account for the $3,639,865 decline in total assets. The State of New Jersey imposes a minimum net worth requirement of $1,000,000. As of June 30, 1997, the Company's statutory net worth was $4,323,843, or approximately $3.3 million above the minimum.

         The Board of Directors of the Company approved on July 15, 1997 a resolution to place a moratorium on redemptions of the Company's common stock for any reason, including reasons set forth in the Company's by-laws, because of the prospect that the satisfaction of all prospective redemption obligations could cause the Company to be in "precarious financial condition" as that term is defined in the Company's prospectus dated November 9, 1995 and included in the Company's registration statement on Form SB-2, SEC file no. 33-94826-NY. As a result, the Company will not be required to redeem a stockholder's shares of the Company's common stock in the event that the stockholder requests such redemption in connection with an event described in the Company's by-laws, or in connection with the failure of the Company to credential the stockholder as a provider under the Company's health care plans, or for any other reason.

Recent Developments

         Effective July 31, 1997, the Company's management agreement with MGM was terminated by mutual consent, and MGM and the Company released each other from all further obligations and liabilities. The Company was not required to pay any termination or other fee in connection with the termination of the agreement. Also effective as of July 31, 1997, MGM purchased the furniture and equipment as described in Note 4 of the Notes to Financial Statements as of June 30, 1997, for a purchase price of $262,077. During July 1997, the Company's eight automobiles were sold for an aggregate purchase price of approximately $70,000.

         Effective August 1, 1997, the Company entered into an agreement with The Pace Group, Inc. to provide management transition services and certain corporate financial and reporting assistance., as described in Note 3 of the Notes to Financial Statements as of June 30, 1997.

         The Company has renewed its reinsurance coverage to cover claims incurred through December 31, 1997 or the Closing Date, whichever occurs first, and paid within an additional 90 days. The Company's premiums will not increase but management believes that the scope of risk assumed by the reinsurer has decreased slightly compared to the previous terms of coverage. The Company is attempting to arrange reinsurance coverage beyond December 31, 1997 or the Closing Date. No assurance can be given that such coverage can be obtained at all or on terms favorable to the Company. Failure to obtain such coverage, however, could have a material adverse effect on the Company in the event a large claim is made which is not covered by reinsurance.

                     MARKET PRICE AND DIVIDEND INFORMATION

         There is no public market for the common stock of the Company. The Company's shares may only be purchased by physicians who are licensed to practice medicine and surgery in New Jersey and who are actively practicing. Each stockholder is limited to one share. The By-Laws of the Company prohibit the transfer of stock to any person or entity, to ensure that only physicians participating in the network maintain ownership in the Company. However, the By-Laws provide for mandatory redemption by the Company in exchange for the book value of the stock upon the occurrence of certain events, such as death, retirement, disability, loss of medical license, cessation of practice in New Jersey and termination of an effective Physician Participation Agreement between the Company and the physician stockholder. Discretionary redemption by the Board of Directors is also permitted. Additionally, the Physician Participation Agreement is expressly conditioned on the physician being credentialed. If the physician is not initially credentialed, the physician agrees that his or her stock shall be redeemed by the Company for the purchase price paid, without interest. If the Company has not made a decision regarding the initial credentialing of a stockholder within twelve (12) months of the Company's receipt of such stockholder's purchase price, upon request of such stockholder, the Company will redeem such stock for the purchase price, without interest.

         The Company is not permitted to redeem a share if the Company is insolvent or if doing so would cause the Company to be in a precarious financial condition, as determined by the Board of Directors. In November 1996, the Board of Directors adopted a resolution to the effect that discretionary redemptions would not be made for a period of 12 months after the adoption of such resolution. In July 1997, the Board of Directors adopted a resolution that placed a moratorium on all redemptions, for any reason, to prevent a potentially large redemption obligation from causing the Company to be in precarious financial condition.

         The Company has not paid any dividends and does not intend to pay dividends for the foreseeable future. Earnings, if any, have been retained for use in the operation and expansion of the Company's business. Additionally, the Company must obtain approval from the New Jersey Department of Banking and Insurance prior to declaring any dividends.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Since 1994 Ernst & Young, LLP, has served as the Company's independent public accountants. Representatives of Ernst & Young are expected to be present at the Special Meeting.

                                 OTHER MATTERS

         The Board of Directors is not aware of any other matters that may come before the meeting. If any other business properly comes before the meeting, the persons designated as proxies will vote upon such matters in their discretion.

                             AVAILABLE INFORMATION

         The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The public may inspect and copy at prescribed rates such reports, and other information that the Company has filed with the Commission, at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. In addition, the public may obtain such reports and other information concerning the Company from the Public Reference Section of the Commission at its Washington, D.C. address upon payment of prescribed fees. The Commission also maintains a web site that contains reports, proxy statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

                                             By order of the Board of Directors

                                             /s/ Bessie Sullivan, M.D.

                                             Secretary


November 10, 1997


            STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
       REMINDED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE
                        POSTAGE PAID ENVELOPE PROVIDED.

                                   EXHIBIT A
                                   ---------


                                   AGREEMENT

                                 BY AND BETWEEN

                         MEDIGROUP OF NEW JERSEY, INC.

                                      AND

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.

                          RELATING TO THE PURCHASE OF

                      THE HMO AND PPO OPERATIONS OF PHPNJ



                           -------------------------
                           DATED AS OF JUNE 26, 1997
                           -------------------------

                               TABLE OF CONTENTS


ARTICLE 1.
         ASSIGNMENT AND TRANSFER..................................................................................1
         Section 1.1       Assignment and Transfer................................................................1
         Section 1.2       Excluded Liabilities...................................................................2
         Section 1.3       Deposit................................................................................2
         Section 1.4       Management Agreement...................................................................3
         Section 1.6       Purchase Price Adjustment..............................................................3
         Section 1.7       Closing................................................................................3
         Section 1.8       Consents to Assignments................................................................5
         Section 1.9       Payment of Premiums and Claims.........................................................6

ARTICLE 2.
         REPRESENTATIONS AND WARRANTIES...........................................................................6
         Section 2.1       Organization, Qualifications and Corporate Power and Business..........................6
         Section 2.2       Validity...............................................................................6
         Section 2.3       No Conflict............................................................................6
         Section 2.4       Contracts..............................................................................7
         Section 2.5       Tax Matters............................................................................7
         Section 2.6       Litigation; Compliance with Law; Business Practices....................................7
         Section 2.7       Other Agreements.......................................................................8
         Section 2.8       Defaults...............................................................................8
         Section 2.9       Transaction With Affiliates............................................................8
         Section 2.10      Governmental Approvals.................................................................8
         Section 2.11      Brokers................................................................................9
         Section 2.12      Disclosure.............................................................................9

ARTICLE 3.
         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER, MEDIGROUP
         AND BCBSNJ...............................................................................................9
         Section 3.1       Organization, Qualifications and Power and Business....................................9
         Section 3.2       Validity...............................................................................9
         Section 3.3       No Conflict............................................................................9
         Section 3.4       Copies of Contracts...................................................................10
         Section 3.5       Brokers...............................................................................10
         Section 3.6       Management of the Business............................................................10
         Section 3.7       Accuracy of the Seller's Representations..............................................10
         Section 3.8       Disclosure............................................................................10

ARTICLE 4.
         COVENANTS...............................................................................................10

         Section 4.1       Conduct of Business...................................................................10
         Section 4.2       Confidentiality.......................................................................11
         Section 4.3       Best Efforts..........................................................................12
         Section 4.4       Certain Notifications.................................................................12
         Section 4.5       Supplemental Disclosure...............................................................12
         Section 4.6       Cooperation...........................................................................12
         Section 4.7       HMO Endorsement.......................................................................12
         Section 4.8       Foundation Support/Recognition........................................................12
         Section 4.9       Covenant Not to Compete; Use of Trade Name............................................13
         Section 4.10      Board Appointments....................................................................13
         Section 4.11      Certificate of Authority..............................................................14
         Section 4.12      Non-Solicitation......................................................................14

ARTICLE 5.
         CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS.........................................................14
         Section 5.1       Representations and Warranties........................................................14
         Section 5.2       Covenants and Obligations.............................................................14
         Section 5.3       Consents..............................................................................15
         Section 5.4       No Proceeding or Litigation...........................................................15
         Section 5.5       Closing Deliveries....................................................................15

ARTICLE 6.
         CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS............................................................15
         Section 6.1       Representations and Warranties of the Purchaser.......................................15
         Section 6.2       Covenants and Obligations of the Purchaser............................................16
         Section 6.3       Consents..............................................................................16
         Section 6.4       No Proceeding or Litigation...........................................................16
         Section 6.5       Closing Deliveries....................................................................16

ARTICLE 7.
         INDEMNIFICATION.........................................................................................16
         Section 7.1       Indemnification by the Seller.........................................................16
         Section 7.2       Indemnification by the Purchaser......................................................17
         Section 7.3       General Indemnification Provisions....................................................17
         Section 7.4       Limit on Indemnification..............................................................18

ARTICLE 8.
         TERMINATION.............................................................................................18
         Section 8.1       Termination of Agreement..............................................................18
         Section 8.2       Procedure and Effect of Termination...................................................19

ARTICLE 9.
         MISCELLANEOUS...........................................................................................20

         Section 9.1       Expenses; Taxes.......................................................................20
         Section 9.2       Consents..............................................................................20
         Section 9.3       Waiver................................................................................20
         Section 9.4       Further Assurances....................................................................20
         Section 9.5       Entire Agreement......................................................................20
         Section 9.6       Amendment.............................................................................20
         Section 9.7       Headings..............................................................................20
         Section 9.8       Notices...............................................................................20
         Section 9.9       Counterparts..........................................................................21
         Section 9.10      Public Announcements..................................................................22
         Section 9.11      Construction..........................................................................22
         Section 9.12      Recitals..............................................................................22
         Section 9.13      Severability..........................................................................22
         Section 9.14      Assignment............................................................................22
         Section 9.15      Governing Law.........................................................................22

EXHIBIT 1                  Contracts
EXHIBIT 2                  Management Services Agreement
EXHIBIT 3                  Assignment and Assumption Agreement
SCHEDULE I                 Disclosure Schedule

                                   AGREEMENT


         THIS AGREEMENT (this "Agreement") is made as of the 26th day of June, 1997, by and between MEDIGROUP OF NEW JERSEY, INC., a New Jersey corporation (the "Purchaser") , and PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC., a New Jersey corporation (the "Seller"). MEDIGROUP, INC., a New Jersey corporation ("Medigroup") and BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, INC., a New Jersey corporation ("BCBSNJ"), are parties to this Agreement for purposes of Sections 1.7(c), 4.6, 4.8, 4.9, 4.10, 6.1, 6.2, 6.5 and of Articles III, VII and IX
hereof.

                                    RECITALS
                                    --------

         The Seller is engaged in the business (the "Business") of operating a statewide, physician-owned health maintenance organization in the State of New Jersey known as the "Physician Healthcare Plan of New Jersey" (the "Plan"). The Purchaser is a wholly owned subsidiary of Medigroup, which in turn is a wholly owned subsidiary of BCBSNJ. The Purchaser operates a health maintenance organization in the State of New Jersey known as "HMO Blue". On the terms and subject to the conditions set forth in this Agreement, the Seller desires to assign and transfer to the Purchaser, and the Purchaser desires to acquire and assume from the Seller, all right, title and interest of the Seller in and to, and all duties and obligations of the Seller arising after the Closing Date (as defined below) with respect to, those group contracts and provider agreements listed on Exhibit 1 attached hereto and made a part hereof (the "Contracts").

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1.
                            ASSIGNMENT AND TRANSFER

Section 1.1       Assignment and Transfer.
                  ------------------------

         (a) Subject to Section 1.1(b) below and the other terms and conditions contained herein, on the Closing Date, the Seller, for and in consideration of the Purchase Price (as defined below) and the assumption and performance by the Purchaser of the Seller's duties, obligations and liabilities under the Contracts arising from and after the Closing Date, does hereby irrevocably and unconditionally assign and transfer unto the Purchaser all of the Seller's right, title and interest in and to each of the Contracts and all the duties, obligations and liabilities of the Seller under or relating to the Contracts to the extent accruing or arising on or after the Closing Date (but not attributable to the period prior to the Closing Date); PROVIDED, that nothing herein shall be construed as an assignment, transfer, sale, delegation, setting over or assumption of any duty, obligation or liability of the Seller under or relating to the Contracts to the extent arising or accruing (whether or not asserted or assessed) prior to the Closing Date.

         (b) From and after the Closing Date, the Purchaser acquires and assumes each of the Contracts and agrees to satisfy, discharge and perform all of the duties, obligations and liabilities of the Seller under or relating to the Contracts to the extent accruing or arising on or after the Closing Date (but not attributable to the period prior to the Closing Date).

         (c) Notwithstanding anything herein to the contrary, the Seller shall retain and is not hereby selling, assigning or otherwise transferring any of the following assets and property:

                  (i) cash on hand, cash equivalents, investments (including stock, debt instruments, options and other instruments and securities) and bank deposits;

                  (ii) all accounts, premiums or other amounts due to the Seller for the period up to and including the Closing Date;

                  (iii) tax refunds, tax, insurance and other claims or rights to recoveries and similar benefits of the Business and any prepaid items with respect to the Business prior to the Closing Date; and

                  (iv) all other assets of the Seller not included among the Contracts.

Section 1.2 Excluded Liabilities. The Purchaser shall not be required to assume, perform or otherwise discharge any liabilities or obligations arising out of, relating to, or in connection with, any shareholder of the Seller or the operation of the Business prior to the Closing Date (the "Excluded Liabilities"), including, without limitation, any liability or obligation arising prior to the Closing Date (a) under the Contracts or any agreements other than the Contracts to which the Seller is a party or by which it is bound;
(b) for Federal, state or local income taxes, personal property, excise, sales or franchise taxes relating to or arising out of the operation of the Business; and (c) for incurred but not reported claims relating to or arising out of the operation of the Business.

Section 1.3 Deposit. In consideration for the Seller entering in that certain Letter of Intent dated June 11, 1997, with the Purchaser, Medigroup and BCBSNJ (the "Letter of Intent"), the Purchaser has made a good faith deposit of $500,000.00 (the "Deposit") with Mellon Bank, N.A., as escrow agent ("Mellon"). Subject to the terms of that certain Escrow Agreement among the Seller, the Purchaser and Mellon dated June 13, 1997, the parties agree that (a) if the shareholders of the Seller disapprove or the Regulatory Agencies (as defined below) disapprove the transactions contemplated hereby, Mellon shall return the Deposit with all interest thereon to the Purchaser; and (b) if the shareholders of the Seller and the Regulatory Agencies approve the transactions contemplated hereby, Mellon shall disburse the Deposit and all interest thereon to the Seller, and the Purchaser shall be entitled to a credit in accordance with Section 1.6 below.

Section 1.4 Management Agreement. Prior to or contemporaneously with the approval by the Seller's Board of Directors of this Agreement for referral to the Seller's shareholders for approval, the Seller and the Purchaser, as manager, will enter into a Management Services Agreement (the "Management Agreement") in the form of Exhibit 2 attached hereto and made a part hereof. Pursuant to the terms of the Management Agreement, the Purchaser will provide the Seller for the term set forth in the Management Agreement with all management and administrative services necessary for the operation of the Business, including, but not limited to, claims processing, member services, enrollment, provider assistance, utilization management and financial services, including accounting and reporting, for all product lines of the Seller; PROVIDED, HOWEVER, that such services shall not include any reporting to the Securities Exchange Commission or any related Federal and state reporting required under the securities laws of the United States or of the State of New Jersey.

Section 1.5 Purchase Price; Payment. Subject to adjustment pursuant to Section
1.6 below, the purchase price (the "Purchase Price") for the assignment and transfer of the Contracts shall be an amount equal to the sum of: (a) the greater of One Million Dollars ($1,000,000.00) or Three Hundred Dollars ($300.00) per health maintenance organization member certified by the Purchaser, as manager, to be enrolled in the Plan as of the Closing Date (the total of such members being the "Certified Number"), payable to the Seller at the Closing (as defined below) by wire transfer of immediately available funds to an account designated by the Seller; and (b) Ten Dollars ($10.00) for each eligible Health Care Payers Coalition ("HCPC") life to whom the services of the Purchaser are available on the first anniversary of the Closing Date, payable to the Seller on that date by wire transfer of immediately available funds to an account designated by the Seller.

Section 1.6 Purchase Price Adjustment. The Purchaser shall be entitled to a credit against the Purchase Price at Closing in a sum equal to the amount of the Deposit actually received by the Seller. In addition, the Purchase Price may be adjusted as follows: thirty (30) days after the Closing Date, the Seller, at its sole cost, may verify, by independent audit, the number of health maintenance organization members enrolled in the Plan as of the Closing Date and, if the Seller has elected to verify such number by audit, shall notify the Purchaser of such number in writing. If such number is higher than the Certified Number, the Purchaser shall pay to the Seller an amount equal to Three Hundred Dollars ($300.00) per each additional member in the Plan. If such number is lower than the Certified Number, the Seller shall rebate to the Purchaser from the Purchase Price an amount equal to Three Hundred Dollars ($300.00) times such difference; PROVIDED, HOWEVER, that in no event will any such rebate reduce the Purchase Price below $1,000,000.00. In each case, the applicable payment shall be made within three (3) business days after such notice from the Seller.

Section 1.7    Closing.
               --------

         (a) Subject to the terms and conditions of this Agreement, the closing on the assignment and transfer of the Contracts contemplated hereby (the "Closing") shall take place on a date (the "Closing Date") within ten (10) business days after the receipt of the Material Consents (as defined below) at such time and place as the Seller and the Purchaser may mutually agree in writing; PROVIDED, HOWEVER, that, prior to the Closing, all of the conditions set forth in Articles V and VI of this Agreement shall have been satisfied or waived in writing by the party entitled to claim the benefit thereof.

         (b) At the Closing, the Seller shall deliver, or cause to be delivered, to the Purchaser the following (collectively, the "Seller Closing Deliveries"):

                  (i) a copy of the resolutions of the Board of Directors of the Seller, certified by its Secretary, authorizing, subject to the approval of the shareholders of the Seller, the execution, delivery and performance of this Agreement and the other instruments and documents required to be executed and delivered by it in connection herewith (collectively, the "Seller Related Documents") and, subject to the approval of the Seller's shareholders, authorizing the assignment and transfer contemplated hereby and thereby (the "Transaction");

                  (ii) a copy of the minutes of the meeting of the shareholders of the Seller, certified by the Secretary of the Seller, authorizing the execution, delivery and performance of this Agreement and the other Seller Related Documents and the consummation of the Transaction;

                  (iii) evidence of all required governmental and regulatory approvals, including, without limitation, any approvals (the "Material Consents") of the Commissioner of Health and Senior Services and the Commissioner of Banking and Insurance of the State of New Jersey (collectively, the "Regulatory Agencies"), required in connection with: (A) the execution and delivery of this Agreement and the other Seller Related Documents; (B) the consummation of the Transaction; and (C) the assignment and transfer to the Purchaser of the Contracts; in each case in form reasonably satisfactory to the Purchaser (collectively, the "Regulatory Approvals");

                  (iv) the assignment by the Seller to the Purchaser of all of the Seller's right, title and interest in the Contracts, and the assumption by the Purchaser of all of the Seller's liabilities arising after Closing under the Contracts in accordance with the terms of an Assignment and Assumption Agreement substantially in the form of Exhibit 3 attached hereto and made a part hereof;

                  (v)  the certificate referred to in Section 5.1 below; and

                  (vi) copies of the Certificate of Incorporation and all amendments thereto, as recorded, and the corporate by-laws and all amendments thereto, of Seller, certified by its Secretary; and a good standing certificate of the Seller dated no earlier than twenty (20) days prior to the Closing Date.

         (c) At the Closing, the Purchaser, Medigroup and BCBSNJ shall deliver to the Seller all of the following (collectively, the "Purchaser Closing Deliveries"):

                  (i)  the Purchase Price in the manner set forth above;

                  (ii) copies of resolutions of the Boards of Directors of each of the Purchaser, Medigroup and BCBSNJ, certified by their respective secretaries or other authorized representatives, authorizing the execution, delivery and performance of this Agreement and the other instruments and documents required to be executed and delivered by any of the Purchaser, Medigroup and BCBSNJ in connection herewith (collectively, the "Purchaser Related Documents") and authorizing the consummation of the Transaction;

                  (iii) evidence of the appointment by BCBSNJ of two (2) physicians selected by the Seller or the Foundation (as defined below) to BCBSNJ's Medical Policy Committee and of one (1) physician selected by the Seller or the Foundation to BCBSNJ's Professional Advisory Committee;

                  (iv) evidence of the appointment by the Purchaser of two (2) physicians selected by the Seller or the Foundation to the Purchaser's Quality Improvement Committee and of two (2) physicians selected by the Seller or the Foundation to such committee's subcommittees on Clinical Issues, Credentialing and Grievance/Appeals;

                  (v) evidence of the appointment by the Purchaser to its Panel of Independent Medical Examiners of two (2) physicians selected by the Seller or the Foundation (meeting the Purchaser's applicable credentialing requirements) for each specialty represented on such panel;

                  (vi) evidence of the appointment by Medigroup's shareholder of one (1) physician selected from a slate of at least three (3) physicians presented by the Seller or the Foundation to the Board of Directors of Medigroup for a minimum term of three (3) years;

                  (vii)  the certificate referred to in Section 6.1 below;

                  (viii) copies of the Certificate of Incorporation and all amendments thereto, as recorded, and the corporate by-laws and all amendments thereto, of each of the Purchaser, Medigroup and BCBSNJ, certified by their respective Secretaries; and a good standing certificate of each of the Purchaser, Medigroup and BCBSNJ dated no earlier than twenty (20) days prior to the Closing Date;

                  (ix) a certificate of the Purchaser, as manager, certifying the number of health maintenance organization members enrolled in the Plan as of the Closing Date; and

                  (x) a proposal from the Purchaser regarding a product to be offered by Princeton Medical Management, LLC ("Princeton") that, in the reasonable determination of the Purchaser and the Seller, is generally consistent with the type of product intended to be offered by Princeton, or which constitutes a satisfactory alternative product.

Section 1.8 Consents to Assignments. The Seller shall use its best efforts to obtain the consent of Bayonne Hospital to the assignment to the Purchaser of that certain Hospital Participation Agreement dated September 16, 1996, between the Seller and Bayonne Hospital.

Section 1.9 Payment of Premiums and Claims. The Seller and the Purchaser agree that to the extent the Purchaser receives from and after the Closing Date premiums payable under any of the Contracts for the period prior to the Closing Date, the Purchaser will promptly pay to the Seller all such premiums on a weekly basis. To the extent the Purchaser properly pays from and after the Closing Date any claims incurred prior to the Closing Date, the Seller shall reimburse the Purchaser within one (1) business day after the Seller's receipt of the Purchaser's invoice for such payments, provided said invoice contains information on the claims comparable to the information contained on the HCFA 1500 form or UB-92 form, as applicable. The Purchaser shall submit its invoice no more frequently than once weekly. The invoice shall be in such form and detail as the Seller may reasonably require. All reimbursements by the Seller pursuant to this Section shall be subject to subsequent audit and verification, and for such purposes, the Purchaser agrees to provide the Seller and its accountants, agents and representatives reasonable access during normal business hours to the Purchaser's books and records relating to the payment of such claims. This Section shall survive Closing.


                                   ARTICLE 2.
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE SELLER

         The Seller hereby makes to the Purchaser the representations and warranties set forth in this Article II. Exceptions to the representations and warranties made in this Article II are as set forth in the Disclosure Schedule attached hereto as Schedule I ("Schedule I").

Section 2.1 Organization, Qualifications and Corporate Power and Business. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. The Seller has the corporate power and authority to own and hold its properties in order to carry on the Business as it is now being conducted and to execute, deliver and perform this Agreement and the other Seller Related Documents.

Section 2.2 Validity. This Agreement and the other Seller Related Documents have been duly executed and delivered by the Seller, and, assuming their due execution and delivery by the Purchaser, Medigroup and BCBSNJ (as applicable), constitute the legal, valid and binding obligations of the Seller, enforceable in accordance with their respective terms, except to the extent such enforceability may be limited by applicable laws affecting the enforcement of a party's rights generally and by principles of equity regarding the availability of remedies.

Section 2.3 No Conflict. The execution, delivery and performance by the Seller of this Agreement and the other Seller Related Documents (a) do not violate any provision of applicable laws, any order of any court or other agency of government, the charter or by-laws of the Seller, or any provision of any indenture, agreement or other instrument to which the Seller or any of its properties or assets is bound, and (b) do not conflict with or constitute (with due notice or lapse of time or both) a default that would allow the other party to accelerate the obligations of the Seller due such party or otherwise exercise rights against the Seller under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Seller, including, without limitation, the Contracts.

Section 2.4 Contracts. Assuming the due execution and delivery of the Contracts by the other parties thereto, the Contracts constitute the legal, valid and binding obligations of the Seller, enforceable in accordance with their respective terms, except to the extent such enforceability may be limited by applicable laws affecting the enforcement of a party's rights generally and by principles of equity regarding the availability of remedies. To the knowledge of the Seller, the Contracts are in full force and effect, and except as set forth in Schedule I hereto, neither the Seller nor any party thereto has provided notice, nor does the Seller have any knowledge of any intent to provide notice, or an election to exercise any rights to terminate any of the Contracts. Other than the Contracts and except as set forth in Schedule I hereto, there are no other agreements between the Seller and any insurance company, health maintenance organization or other third party payor for medical services rendered or to be rendered by the Seller to patients served thereby, whether such agreement be in the form of a capitation plan or otherwise.

Section 2.5 Tax Matters.
            ------------

         (a) The Seller has filed or will file when due all Federal, state, and local income tax returns and reports in all requisite jurisdictions for all years and periods ended on or before the Closing Date. For purposes of this Agreement, "Taxes" means all income, capital gains, gross income, gross receipts, transfer, value added, sales, use, service, ad valorem, franchise, profits, capital stock, license, withholding, payroll, employment, social security, unemployment compensation, utility, excise, production, severance, stamp, occupation, premium, real or personal property, alternative minimum, environmental, or windfall profit taxes, customs, duties, or other taxes, fees, assessments, levies, imposts or charges of any kind whatsoever imposed by any governmental authority (a "Taxing Authority") responsible for the imposition of any such Tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Taxing Authority.

         (b) There are no claims or investigations by any Taxing Authority pending or, to the knowledge of the Seller, threatened against the Seller, and the Seller has not received any notice of any threatened claims or investigations by any Taxing Authority; and, with respect to any Tax return filed by the Seller, there has been no waiver of any applicable statute of limitations or extension of the time for the assessment of any Tax against the Seller.

Section 2.6 Litigation; Compliance with Law; Business Practices.

         (a) There is no (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of the Seller, threatened against or affecting the Business, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, including malpractice claims; (ii) arbitration proceeding involving the Business pending under any collective bargaining agreement or otherwise; or (iii) governmental inquiry pending or, to the knowledge of the Seller, threatened against or affecting the Business (collectively, "Litigation Matters"). Schedule I hereto contains a list of all Litigation Matters to which the Seller has been a party as it relates to the Business during the two (2) years immediately preceding the Closing. The Seller has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage that may have a material adverse affect on the Business. The Seller is not in default with respect to any order, writ, injunction or decree known to or served upon the Seller of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, as it relates to the Business.

         (b) The Seller (i) has complied in all material respects with all laws, rules, regulations and orders that are applicable to the Business, and (ii) has obtained all necessary permits, licenses and other authorizations required to enable it to conduct the Business as it is now being conducted. There is no existing law, rule, regulation or order, whether Federal or state or local, that would prohibit or restrict the Seller from operating the Business as it is now being operated.

Section 2.7 Other Agreements. The Seller is not a party to or otherwise bound by any written or oral agreement or instrument or other restriction that individually or in the aggregate will materially adversely affect the Business.

Section 2.8 Defaults. With respect to the Business, the Seller has performed all the obligations required to be performed by it to date, has received no notice of default and is not in default, in any respect (with due notice or lapse of time or both) under any agreement now in effect, the result of which could materially adversely affect the Business. The Seller has no present expectation or intention of not fully performing all its obligations under each such agreement in all respects, and the Seller does not have any knowledge of any breach and has not received any written notice of any anticipated breach by the other party to any agreement to which the Seller is a party and that pertains to the Business.

Section 2.9 Transaction With Affiliates. Except as set forth on Schedule I hereto, no director, officer or stockholder of the Seller, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof or is presently or contemplated to be a party to any transaction with the Seller relating to the Business, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm.

Section 2.10 Governmental Approvals. Except for the Regulatory Approvals, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Seller of this Agreement or any of the other Seller Related Documents, or the conduct of the Business in the manner in which the Business has been conducted.

Section 2.11 Brokers. Except with respect to the engagement of Shattuck Hammond Partners, Inc. by the Seller, for which the Seller shall be solely responsible, there exists no contract, arrangement or understanding between the Seller and a broker, finder or similar agent with respect to the Transaction.

Section 2.12 Disclosure. This Agreement and the other Seller Related Documents, contain no untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein not misleading. None of the written statements, documents, certificates or other written materials prepared or supplied by the Seller with respect to the Transaction, when read together and in light of the circumstances in which they were made, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.


                                   ARTICLE 3.
           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER, MEDIGROUP
                                   AND BCBSNJ

         Each of the Purchaser, Medigroup and BCBSNJ represents and warrants to the Seller as follows:

Section 3.1 Organization, Qualifications and Power and Business. Each of the Purchaser, Medigroup and BCBSNJ is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Each of the Purchaser, Medigroup and BCBSNJ has the power and authority to own and hold its properties and to carry on its business as it now being conducted and as proposed to be conducted and to execute, deliver and perform this Agreement and the other Purchaser Related Documents.

Section 3.2 Validity. This Agreement and the other Purchaser Related Documents have been duly executed and delivered by Purchaser, Medigroup and/or BCBSNJ (as applicable) and, assuming the due execution and delivery by the Seller, constitute the legal, valid and binding obligations of the Purchaser, Medigroup and BCBSNJ (as applicable), enforceable in accordance with their respective terms, except to the extent such enforceability may be limited by applicable laws affecting the enforcement of a party's rights generally and by principles of equity regarding the availability of remedies.

Section 3.3 No Conflict. The execution, delivery and performance by the Purchaser, Medigroup and BCBSNJ of this Agreement and the other Purchaser Related Documents (a) do not violate any provision of applicable law, any order of any court or other agency of government, the charters or by-laws of the Purchaser, Medigroup and BCBSNJ, or any provision of any indenture, agreement or other instrument to which any of the Purchaser, Medigroup and BCBSNJ or any of its properties or assets is bound, and (b) do not conflict with or constitute (with due notice or lapse of time or both) a default that would allow the other party to accelerate the obligations of any of the Purchaser, Medigroup and BCBSNJ due such party or otherwise exercise rights against any of the Purchaser, Medigroup and BCBSNJ under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Purchaser, Medigroup or BCBSNJ.

Section 3.4 Copies of Contracts. The Purchaser acknowledges receipt of copies of all of the Contracts (other than the physician participation agreements).

Section 3.5 Brokers. None of the Purchaser, Medigroup or BCBSNJ has any contract, arrangement or understanding with any broker, finder or similar agent with respect to the Transaction.

Section 3.6 Management of the Business. In its management of the Business pursuant to the Management Agreement, the Purchaser, as manager, will not take any action or fail to take any action that is likely to cause any of the representations and warranties of the Seller set forth herein to become false or misleading in any way. The Purchaser acknowledges the Seller's objective of retaining as many health maintenance organization members as possible during the term of the Management Agreement.

Section 3.7 Accuracy of the Seller's Representations. To the best knowledge of the Purchaser, Medigroup and BCBSNJ, this Agreement contains no untrue statement of a material fact and do not omit to state a material fact necessary to make the statements contained herein not misleading.

Section 3.8 Disclosure. This Agreement and the other Purchaser Related Documents contain no untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein not misleading. None of the written statements, documents, certificates or other written materials prepared or supplied by the Purchaser, Medigroup or BCBSNJ with respect to the Transaction, when read together and in light of the circumstances in which they were made, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.


                                   ARTICLE 4.
                                   COVENANTS

Section 4.1  Conduct of Business.
             --------------------

         (a) Between the date hereof and the Closing Date, without the consent of the Seller, the Purchaser, as manager, shall not, and the Seller shall not itself nor cause the Purchaser, as manager, to:

                  (i) conduct the Business other than in the ordinary course, except that the Seller may choose not to engage in active selling of its product line;

                  (ii) make any sale, assignment, transfer or other disposition of any Contract or mortgage, pledge or otherwise create a security interest in any of the Contracts;

                  (iii) modify, extend, renew or terminate any of the Contracts (other than the routine renewals of the Contracts) or enter into any commitment or agreement similar to the Contracts;

                  (iv) fail to maintain the books, accounts and records of the Business on a basis consistent with past practice;

                  (v) create, incur or assume any indebtedness (except for accounts payable in the ordinary course of business) for money borrowed in connection with the operation of the Business;

                  (vi) with respect to the Business, effect any transaction with any other entity or person, the terms of which are not commercially reasonable or are other than on an arm's length basis;

                  (vii) undertake any action or engage in any omission that shall impair or jeopardize the Seller's rights to any of the Contracts; or

                  (viii) enter into any agreement, commitment or arrangement with respect to any of the actions prohibited by the foregoing.

         (b) From the date hereof until the Closing Date, the Purchaser, as manager, shall not, and the Seller shall not cause the Purchaser, as manager, to take any action that would cause any of the representations and warranties made in Article II hereof not to remain true and correct.

         (c) From the date hereof until the Closing Date, the Seller shall keep the Purchaser advised of any significant decisions concerning the Business.

         (d) From the date hereof until the Closing Date, the Seller and the Purchaser, as manager, shall take such steps in the ordinary course of business as are reasonable to retain the Seller's existing relationships with providers, subscribers and third party payors.

Section 4.2 Confidentiality. Except as required by law, no party hereto, nor their respective successors, assigns, affiliates, directors, officers, representatives, agents or employees, shall disclose or use any confidential information received hereunder or provided by any party to the other, except in connection with the consummation of the Transaction. If this Agreement terminates without the consummation of the Transaction, the parties shall (a) hold in confidence and refrain from using all non-public information received in connection with the Transaction; and (b) promptly return to the party supplying such confidential information any confidential information, including, without limitation, the Letter of Intent, and all copies in its possession or in the possession of its representatives of such confidential information, or destroy such information and certify its destruction in writing. If, pursuant to a court or other legal order, any party, (the "Requested Party") is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any information supplied to it, its directors, officers, employees, representatives or agents in the course of its dealings hereunder, on the subject matter hereof, the parties agree that the Requested Party will provide the other parties with prompt written notice of such request or requirement so that the other parties may seek an appropriate protective order and/or waive the Requested Party's compliance with the provisions of this Agreement; but it is understood that the Requested Party will be obligated to, and may comply with, requirements of law.

Section 4.3 Best Efforts. Each party hereto shall use its best efforts to fulfill its conditions to Closing and otherwise to consummate the Transaction.

Section 4.4 Certain Notifications. At all times prior to the Closing, each party hereto shall, as promptly as reasonably practicable, notify the other in writing of the occurrence of any event as to which it obtains knowledge that is reasonably likely to result in the failure of a condition precedent to Closing contained in Article V or Article VI below. The party receiving such notice shall have the right, but not the obligation, for a period of three (3) business days, to attempt to cure the anticipated failure of the condition precedent. The Seller and the Purchaser, as manager, promptly shall notify the other of the occurrence of a material adverse change in the Business or of any termination, non-renewal or material alteration of any Contract.

Section 4.5 Supplemental Disclosure. Each of the parties hereto shall have the continuing obligation to promptly supplement or amend this Agreement with respect to any matter hereafter arising or discovered that, if existing or known at the date of this Agreement, would have been required to be set forth or described herein; PROVIDED, HOWEVER, that for the purpose of the rights and obligations of the parties hereunder, any such supplemental or amended disclosure shall not be deemed to have been disclosed as of the date of this Agreement unless so agreed to in writing by the party making the disclosure, and, accordingly, shall have no effect on the liabilities or obligations of the parties under this Agreement.

Section 4.6 Cooperation. The parties agree to cooperate fully with one another to effect the transfer of the Contracts, to meet with the Regulatory Agencies to facilitate the consummation of the Transaction and to prepare and file all necessary filings promptly to obtain the Material Consents and to respond as otherwise requested by the Regulatory Agencies. No party shall meet separately with any of the Regulatory Agencies regarding the Transaction unless required to do so by the Regulatory Agencies or agreed to by the other party.

Section 4.7 HMO Endorsement. The Seller agrees to explore with the Purchaser a mutually acceptable form of endorsement by the Seller of the Purchaser for the period of time after Closing that the Seller maintains its Certificate of Authority in the State of New Jersey.

Section 4.8 Foundation Support/Recognition. The Purchaser, Medigroup and BCBSNJ acknowledge and agree that the Seller may establish a successor entity, which may be a private tax-exempt foundation under Section 509(a) of the Code (the "Foundation") to, among other things, carry on the Seller's mission of advancing the interest of physician-directed medical services and to select the physicians for the board, committees and medical panels described in Section 4.10 below if the Seller itself does not make that selection. If so requested by the Purchaser, marketing and promotional materials for Foundation programs that are financially supported by the Purchaser, Medigroup and/or BCBSNJ would carry the notation that the program is "sponsored in part by HMO Blue", Medigroup or BCBSNJ. The Purchaser, Medigroup and BCBSNJ acknowledge and agree that a private foundation such as the Foundation may not endorse a for-profit operation.

Section 4.9 Covenant Not to Compete; Use of Trade Name. For no additional consideration, for a period of one (1) year after the Closing Date, neither the Seller nor any entity in which the Seller is a majority owner (an "Affiliate") will, directly or indirectly, engage in the business of providing or arranging for the provision of managed health care insurance (including HMO, PPO, POS and ASO arrangements) in the State of New Jersey. In addition, for a period of five
(5) years following the surrender of the Seller's Certificate of Authority to the State of New Jersey, the Seller and its Affiliates will not use any name, trade name, trademark, brand name or service mark, including, without limitation, "Physician Healthcare Plan of New Jersey," that is confusingly similar to those used by the Seller or its Affiliates as of the Closing Date. Notwithstanding this, the Purchaser, Medigroup and BCBSNJ acknowledge and agree that the use by the Foundation of any name, trade name, trademark, brand name or service mark, including, without limitation, "Physician Healthcare Plan of New Jersey," that is similar to those used by the Seller or its Affiliates as of the Closing Date shall not be a violation of this Section.

Section 4.10 Board Appointments.  This Section shall survive Closing.
             -------------------

         (a) Prior to or effective with Closing, BCBSNJ shall appoint two (2) physicians selected by the Seller or the Foundation to BCBSNJ's Medical Policy Committee and one (1) physician selected by the Seller or the Foundation to BCBSNJ's Professional Advisory Committee. BCBSNJ agrees that the Seller and/or the Foundation shall be entitled to this physician representation on said committees (or any successor committees) for at least five (5) years.

         (b) Prior to or effective with Closing, the Purchaser shall appoint two
(2) physicians selected by the Seller or the Foundation to the Purchaser's Quality Improvement Committee and two (2) physicians selected by the Seller or the Foundation to such committee's subcommittees on Clinical Issues, Credentialing and Grievance/Appeals. The Purchaser agrees that the Seller and/or the Foundation shall be entitled to this physician representation on said committee and subcommittees (or any successor committees or subcommittees) for at least five (5) years.

         (c) Prior to or effective with Closing, the Purchaser shall appoint to its Panel of Independent Medical Examiners two (2) physicians selected by the Seller or the Foundation (meeting the Purchaser's applicable credentialing requirements) for each specialty represented on such panel.

The Purchaser agrees that the Seller and/or the Foundation shall be entitled to this physician representation on said panel (or any successor panels) for at least five (5) years.

         (d) Prior to or effective with Closing, Medigroup agrees that its shareholder shall elect one (1) physician selected from a slate of at least three (3) physicians presented by the Seller or the Foundation to the Board of Directors of Medigroup for a minimum term of three (3) years.

Section 4.11 Certificate of Authority. After Closing, the Seller shall surrender its health maintenance organization Certificate of Authority to the State of New Jersey in accordance with applicable regulatory requirements.

Section 4.12 Non-Solicitation. From the date of this Agreement until the Closing Date, the Seller shall not, directly or indirectly, through any officer, director, employee, representative, advisor, agent or otherwise, (a) solicit or initiate, directly or indirectly, or encourage the submission of inquiries, proposals or offers from any other potential buyer relating to the disposition of the Contracts; or (b) respond to any person indicating an interest in purchasing the Contracts by participating in any discussions or negotiations regarding, or furnish to any person any information with respect to, the disposition of the Contracts. If the Seller is presented with an unsolicited offer to purchase its HMO and PPO operations on terms the Board of Directors of the Seller considers more favorable than the terms set forth herein, the Seller shall provide the Purchaser with a right of first opportunity to purchase these operations on terms equivalent to or better than the terms set forth in the unsolicited offer. The Purchaser shall exercise its right of first opportunity within five (5) business days of written notice thereof, or its right shall automatically expire.


                                   ARTICLE 5.
                CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

         Unless waived in writing by the Purchaser in its sole discretion, the obligations of the Purchaser hereunder shall be subject to the fulfillment, prior to or at the Closing, of each of the following conditions precedent:

Section 5.1 Representations and Warranties. Each of the representations and warranties contained in Article II hereof shall be true and accurate in all respects as of the date of this Agreement and shall be true and accurate in all respects as of the Closing Date as if made on the Closing Date (except for any representation or warranty expressly stated to have been made or given as of a specified date, which, at the Closing Date, shall be true and correct in all respects as of the date expressly stated and except for any breach after the date of this Agreement that has been caused by the Purchaser, as manager, in its management of the Business). This Section shall be deemed satisfied notwithstanding that some of the agreements comprising the Contracts are not renewed in the ordinary course of business. The Seller shall have delivered to the Purchaser a certificate of its Chairman of the Board certifying the fulfillment of the conditions set forth in this Section 5.1 and in Sections 5.2 and 5.3 below, and a certificate of the Secretary of the Seller, as to the incumbency of such officer executing the certificate.

Section 5.2 Covenants and Obligations. All of the covenants and obligations that the Seller is required to perform or to comply with pursuant to the terms of this Agreement and pursuant to each of the other Seller Related Documents at or prior to Closing shall have been duly performed or complied with by the Seller in all material respects prior to the Closing Date.

Section 5.3 Consents. All Regulatory Approvals shall have been obtained, and the Seller shall have obtained the consent and approval of its Board of Directors and shareholders to this Agreement, the other Seller Related Documents and the Transaction.

Section 5.4 No Proceeding or Litigation.
            ----------------------------

                  (a) No preliminary or permanent injunction or other order shall have been issued by any court of competent jurisdiction, whether Federal, state or foreign, or by any governmental or regulatory body, whether Federal, state or foreign, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any governmental authority, whether Federal, state or foreign, that prevents the consummation of the Transaction.

                  (b) No suit, action, claim, proceeding or investigation before any court, arbitrator or administrative, governmental or regulatory body, whether Federal, state or foreign, shall have been commenced and be pending against the Seller or any of its affiliates, officers or directors seeking to prevent the assignment and transfer of the Contracts or asserting that the assignment and transfer of the Contracts would be illegal.

Section 5.5 Closing Deliveries. On or before the Closing Date, each of the Seller Closing Deliveries shall have been delivered to the Purchaser, and the Purchaser and its counsel shall be reasonably satisfied with the form and substance thereof.


                                   ARTICLE 6.
                  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

         Unless waived in writing by the Seller, in its sole discretion, the obligations of the Seller hereunder shall be subject to the fulfillment, prior to or at the Closing, of each of the following conditions precedent:

Section 6.1 Representations and Warranties of the Purchaser. Each of the representations and warranties of the Purchaser, Medigroup and BCBSNJ contained in Article III above shall be true and accurate in all respects as of the date of this Agreement and shall be true and accurate in all respects as of the Closing Date as if made on the Closing Date (except for any representation or warranty expressly stated to have been made or given as of a specified date, which, at the Closing Date, shall be true and correct in all respects as of the date expressly stated). Each of the Purchaser, Medigroup and BCBSNJ shall have delivered to the Seller a certificate of its president or any vice president certifying the fulfillment of the conditions set forth in this Section 6.1 and in Sections 6.2 and 6.3 below, and a certificate of the Secretary of each of the Purchaser, Medigroup and BCBSNJ as to the incumbency of such officer executing the certificate.

Section 6.2 Covenants and Obligations of the Purchaser. All of the covenants and obligations that any of the Purchaser, Medigroup and BCBSNJ is required to perform or to comply with pursuant to the terms of this Agreement and each of the other Purchaser Related Documents at or prior to Closing shall have been duly performed or complied with by such party in all material respects prior to the Closing Date.

Section 6.3 Consents. All Regulatory Approvals shall have been obtained, and the Purchaser, Medigroup and BCBSNJ shall have obtained the consent and approval of the Boards of Directors of each of the Purchaser, Medigroup and BCBSNJ to this Agreement, the other Purchaser Related Documents and the Transaction.

Section 6.4  No Proceeding or Litigation.
             ----------------------------

                  (a) No preliminary or permanent injunction or other order shall have been issued by any court of competent jurisdiction, whether Federal, state or foreign, or by any governmental or regulatory body, whether Federal, state or foreign, nor shall any statute, rule, regulation or executive order be promulgated or enacted by any governmental authority, whether Federal, state or foreign, that prevents the consummation of the Transaction.

                  (b) No suit, action, claim, proceeding or investigation before any court, arbitrator or administrative, governmental or regulatory body, whether Federal, state or foreign, shall have been commenced and be pending against any of the Purchaser, Medigroup and BCBSNJ or any of their affiliates, officers or directors seeking to prevent the assignment and transfer of the Contracts or asserting that the assignment and transfer of the Contracts would be illegal.

Section 6.5 Closing Deliveries. On or before the Closing Date, the Purchaser, Medigroup and BCBSNJ shall have delivered to the Seller each of the Purchaser Closing Deliveries, and the Seller and its counsel shall be reasonably satisfied with the form and substance thereof.


                                   ARTICLE 7.
                                INDEMNIFICATION

Section 7.1  Indemnification by the Seller.
             ------------------------------

         Except as otherwise limited by this Article VII, the Seller shall indemnify, defend and hold harmless the Purchaser and its officers, directors, employees, agents, successors and assigns

(collectively, the "Purchaser Indemnified Parties") from and against any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable attorneys' fees and expenses) actually suffered or incurred by any of the Purchaser Indemnified Parties (hereinafter, a "Purchaser Loss") arising out of or resulting from any of the following:

         (a) the breach by the Seller of any representation or warranty contained herein or in any document delivered hereunder at the Closing (except to the extent such breach has been caused by the Purchaser, as manager, in its management of the Business);

         (b) the breach by the Seller of any covenant or agreement contained herein or in any document delivered hereunder at the Closing (except to the extent such breach has been caused by the Purchaser, as manager, in its management of the Business); or

         (c) the failure of the Seller to pay or otherwise discharge any liability or obligation incurred by it in connection with the Contracts or the Business prior to the Closing Date (except to the extent such failure has been caused by the Purchaser, as manager, in its management of the Business).

Section 7.2 Indemnification by the Purchaser. Except as otherwise limited by this Article VII, the Purchaser shall indemnify, defend and hold harmless the Seller and its officers, directors, independent contractors, agents, successors and assigns (the "Seller Indemnified Parties") from and against any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable legal costs and expenses) actually suffered or incurred by any of the Seller Indemnified Parties (hereinafter, a "Seller Loss") arising out of or resulting from any of the following:

         (a) the breach by any of the Purchaser, Medigroup and BCBSNJ of any representation or warranty contained herein or in any document delivered hereunder at the Closing;

         (b) the breach by any of the Purchaser, Medigroup and BCBSNJ of any covenant or agreement contained herein or in any document delivered hereunder at the Closing; or

         (c) the failure of any of the Purchaser, Medigroup and BCBSNJ to pay or otherwise discharge any liability or obligation incurred by such party in connection with the Contracts or the Business from and after the Closing Date (except for the Excluded Liabilities).

Section 7.3  General Indemnification Provisions.
             -----------------------------------

         (a) For the purposes of this Section, the term "Indemnitee" shall refer to the Purchaser Indemnified Parties or the Seller Indemnified Parties, as applicable, entitled, or claiming to be entitled, to be indemnified, pursuant to the provisions of Section 7.1 or 7.2 hereof, as the case may be; the term "Indemnitor" shall refer to the person or persons having the obligation to indemnify pursuant to such provisions; and "Losses" shall refer to the "Seller Losses" or the "Purchaser Losses," as the case may be.

         (b) An Indemnitee shall give written notice (a "Notice of Claim") to the Indemnitor within ten (10) business days after the Indemnitee has knowledge of any claim (including a Third Party Claim, as defined below) that an Indemnitee has determined has given or could give rise to a right of indemnification under this Agreement. No failure to give such Notice of Claim shall affect the indemnification obligations of the Indemnitor hereunder, except to the extent Indemnitor can demonstrate such failure materially prejudiced Indemnitor's ability to successfully defend the matter giving rise to the claim. The Notice of Claim shall state the nature of the claim, the amount of the Losses, if known, and the method of computation thereof, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.

         (c) The obligations and liabilities of an Indemnitor under this Article VII with respect to Losses arising from claims of any third party that are subject to the indemnification provisions provided for in this Article VII ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: the Indemnitee at the time it gives a Notice of Claim to the Indemnitor of the Third Party Claim shall advise the Indemnitor that it shall be permitted, at its option, to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives prompt notice of its intention to do so to the Indemnitee and confirms that the Third Party Claim is one with respect to which the Indemnitor is obligated to indemnify. In the event the Indemnitor exercises its right to undertake the defense against any such Third Party Claim as provided above, the Indemnitee shall cooperate with the Indemnitor in such defense and make available to the Indemnitor all witnesses, pertinent records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitor. Similarly, in the event the Indemnitee is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnitor shall cooperate with the Indemnitee in such defense and make available to it all such witnesses, records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitee. Except for the settlement of a Third Party Claim that involves the payment of money only and for which the Indemnitee is totally indemnified by the Indemnitor, no Third Party Claim may be settled by the Indemnitor without the written consent of the Indemnitee, which consent shall not be unreasonably withheld. Similarly, no Third Party Claim may be settled by the Indemnitee without the written consent of the Indemnitor, which consent shall not be unreasonably withheld.

Section 7.4 Limit on Indemnification. The aggregate amount of all Purchaser Losses subject to indemnification under this Article VII shall not exceed the portion of the Purchase Price described in Section 1.5(a) above, subject to any adjustment pursuant to Section 1.6 hereof.

                                   ARTICLE 8.
                                  TERMINATION

Section 8.1  Termination of Agreement.
             -------------------------

         This Agreement may be terminated at any time prior to the Closing:

         (a) by written consent of the Purchaser and the Seller;

         (b) subject to Section 4.4 hereof, by the Seller, if it becomes clear that there is a condition precedent to Closing set forth in Article VI hereof that cannot be satisfied;

         (c) subject to Section 4.4 hereof, by the Purchaser, if it becomes clear that there is a condition precedent to Closing set forth in Article V hereof that cannot be satisfied;

         (d) by the Seller, if a default by the Purchaser, as manager, occurs under the Management Agreement, and in the event of such termination by the Seller under this Section 8.1(d), Mellon shall disburse the entire Deposit and all interest thereon to the Seller;

         (e) by the Purchaser, if a default by the Seller occurs under the Management Agreement, and in the event of such termination by the Purchaser under this Section 8.1(e), Mellon shall disburse the entire Deposit and all interest thereon to the Purchaser;

         (f) by the Purchaser, upon written notice, if twelve (12) or more months have elapsed since the date of this Agreement and the shareholders of the Seller have not approved this Agreement prior to said notice; and in the event of such termination by the Purchaser under this Section 8.1(f), Mellon shall disburse $250,000 of the Deposit to the Purchaser and the remainder of the Deposit and all interest thereon to the Seller;

         (g) by the Purchaser, upon ninety (90) days advance written notice, if twelve (12) or more months have elapsed since the date of this Agreement and the shareholders of the Seller have approved this Agreement prior to said notice but the Regulatory Agencies' approvals have not yet been secured; PROVIDED, HOWEVER, the Purchaser and the Seller shall utilize best efforts to secure said Regulatory Agencies' approvals during the ninety (90) day-period between the Purchaser notice and the effective date of termination hereunder. If this Agreement is terminated under this Section 8.1(g), Mellon shall disburse the entire Deposit and all interest thereon to the Seller; and

         (h) by the Seller, upon written notice, if twelve (12) months or more have elapsed since the date of this Agreement; and in the event of such termination by the Seller under this Section 8.1(h), Mellon shall disburse the entire Deposit and all interest thereon to the Purchaser.

Section 8.2 Procedure and Effect of Termination. In the event of termination of this Agreement by any party permitted to terminate this Agreement pursuant to
Section 8.1 hereof, written notice thereof shall forthwith be given to the other parties hereto specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become void and of no further force and effect, and there shall be no liability on the part of the parties hereto (or their respective officers, directors or affiliates), except as set forth in Sections 1.3, 4.2, 9.1 and 9.10 hereof and except that nothing herein shall relieve either party from liability for any willful breach hereof.


                                   ARTICLE 9.
                                 MISCELLANEOUS

Section 9.1 Expenses; Taxes. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement, the Management Agreement and the Transaction shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred. The Purchaser, on the date of Closing, or, if due thereafter, promptly when due, shall pay all excise, sales, value added, use, registration, stamp, transfer and similar taxes, levies, charges, and fees incurred in connection with this Agreement and the Transaction (other than income taxes due and payable by the Seller).

Section 9.2 Consents. Whenever this Agreement requires a consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in
Section 9.3 below.

Section 9.3 Waiver. Except as otherwise provided in this Agreement, any failure of the parties to comply with any provision hereof may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of or estoppel with respect to, any subsequent or other failure.

Section 9.4 Further Assurances. Each of the parties hereto agrees that, from and after the Closing, upon the reasonable request of any other party hereto and without further consideration, such party will execute and deliver to such other party such documents and further assurances and will take such other actions (without cost to such party) as such other party may reasonably request in order to carry out the purpose and intention of this Agreement.

Section 9.5 Entire Agreement. This Agreement, the Exhibits and the Schedules and the other writings referred to herein or delivered pursuant hereto that form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements.

Section 9.6 Amendment. This Agreement may be amended, modified, or superseded only by an instrument signed by each of the parties hereto or, in the case of a waiver, by or on behalf of the party waiving compliance.

Section 9.7 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

Section 9.8 Notices. All notices, claims, certificates, requests, demands and other communications hereunder will be in writing and will be deemed to have been duly given if personally delivered or on the date of receipt indicated on the return receipt if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

         (a)      If to the Seller:

                  Physician Healthcare Plan of New Jersey, Inc.
                  Princeton Pike Corporate Center
                  1009 Lenox Drive
                  Lawrenceville, New Jersey   08648
                  Attn: Chairman of the Board

                  with a copy to:

                  Ober, Kaler, Grimes & Shriver
                  A Professional Corporation
                  120 East Baltimore Street
                  Baltimore, Maryland   21202-1643
                  Attention: Carol M. McCarthy, Esquire

         (b)      If to the Purchaser:

                  Medigroup of New Jersey, Inc.
                  3 Penn Plaza East
                  Newark, New Jersey   07105-2200
                  Attn: Christy W. Bell

         (c)      If to Medigroup:

                  Medigroup, Inc.
                  3 Penn Plaza East
                  Newark, New Jersey   07105-2200
                  Attn: Christy W. Bell

         (d)      If to BCBSNJ:

                  Blue Cross/Blue Shield of New Jersey, Inc.
                  3 Penn Plaza East
                  Newark, New Jersey   07105-2200
                  Attn: Robert J. Pures

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

Section 9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original but all of which, when taken together, shall constitute one and the same agreement.

Section 9.10 Public Announcements. The parties may issue press releases that are approved by the Seller and BCBSNJ (acting on its own behalf and on behalf of the Purchaser and Medigroup) upon the occurrence of the following events: the approval by the Board of Directors of the Seller of this Agreement for referral to the Seller's shareholders and upon the Closing. No other press releases, announcements, marketing/promotional materials or other publicity regarding the Transaction or this Agreement may be made, issued or distributed prior to the Closing, without the express written consent of all the parties, including consent as to content; PROVIDED, HOWEVER, that nothing in this Agreement shall prevent a party hereto from making any disclosure in connection with the Transaction to such party's shareholders or to the extent required by law so long as prior notice of such disclosure is given to the other party. The Seller agrees that in any communications permitted by this Section the Purchaser may describe the Transaction as "a purchase of the HMO and PPO operations of Physician Healthcare Plan of New Jersey, the statewide HMO endorsed by the Medical Society of the State of New Jersey." Any other description referencing both the Seller and endorsement of any kind must be approved in form and substance by the Seller.

Section 9.11 Construction. This Agreement and the other Seller Related Documents and the other Purchaser Related Documents have been negotiated by the parties and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or the other Seller Related Documents or the other Purchaser Related Documents or any provision hereof or thereof against the party drafting such agreements will not apply in any construction or interpretation of this Agreement or the other Seller Related Documents or the other Purchaser Related Documents.

Section 9.12 Recitals. The Recitals hereto are specifically incorporated herein by reference and made a part of this Agreement as if they appeared in the body hereof.

Section 9.13 Severability. Any provision of this Agreement that is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability and shall not affect in any way the remaining provisions hereof.

Section 9.14 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations herein shall be assigned by any party hereto without the prior written consent of the other parties.

Section 9.15 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New Jersey without regard to its provisions concerning conflicts or choice of law.


                           [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first written above.

WITNESS/ATTEST:            MEDIGROUP OF NEW JERSEY, INC.


                           By: /s/ Donna M. Celestini
                               ----------------------
                               Donna M. Celestini
                               Executive Vice President


WITNESS/ATTEST:            MEDIGROUP, INC.


                           By: /s/ Christy W. Bell
                               -------------------
                               Christy W. Bell
                               President and Chief Operating Officer


WITNESS/ATTEST:            BLUE CROSS AND BLUE SHIELD OF NEW
                            JERSEY, INC.


                           By: /s/ Christy W. Bell
                               -------------------
                               Christy W. Bell
                               Senior Vice President - Health Industry Services


WITNESS/ATTEST:            PHYSICIAN HEALTHCARE PLAN OF NEW
                            JERSEY, INC.


                           By: /s/ Joseph D. Billotti, M.D.
                               ----------------------------
                               Joseph D. Billoti, M.D.
                               Chairman of the Board

                                   EXHIBIT B
                                   ---------

                   Opinion of Shattuck Hammond Partners, Inc.

September 11, 1997


Board of Directors
Physician Healthcare Plan of New Jersey, Inc.
1009 Lenox Drive, Bldg. 4
Lawrenceville, NJ 08648


Members of the Board of Directors:

Shattuck Hammond Partners Inc. ("Shattuck Hammond") understands that Physician Healthcare Plan of New Jersey Inc. ("PHPNJ" or the "Company") has entered into an Agreement dated as of June 26, 1997 (the "Purchase Agreement") between PHPNJ and Medigroup of New Jersey, Inc. ("Medigroup"), whereby Medigroup will acquire substantially all of PHPNJ's group contracts and provider agreements (the "Contracts") as specified in the Purchase Agreement (the "Purchase"). The cash consideration to be paid by Medigroup to PHPNJ for Contracts pursuant to the Purchase Agreement shall be equal to the greater of (a) $1,000,000, or (b) $300.00 per HMO member at c1osing (the "Cash Payment"); plus, a contingent payment (the "Contingent Payment") equal to $10.00 for each eligible Health Care Payers Coalition life to whom the services of the Medigroup network of providers are available on the one year anniversary of the Closing Date ("the Closing Date being defined as the date on which the transfer and assignment of the Contracts is completed). After the Closing Date, PHPNJ shall surrender its HMO Certificate of Authority to the State of New Jersey in accordance with applicable regulatory requirements.

In Connection with Medigroup's acquisition of the Contracts, Medigroup and PHPNJ have entered into, as of June 26, 1997, a Management Services Agreement (the "Management Services Agreement") whereby Medigroup has agreed to provide administrative and management services to PHPNJ as specified therein. Prior to Medigroup providing services to PHPNJ under the Management Services Agreement, certain management and administrative services were provided, directly or indirectly, to PHPNJ by Medical Group Management, Inc. (the "Designated Managers") pursuant to a Management Agreement dated as of September 1, 1994. The management fee (the "Management Fee Accommodation") payable by PHPNJ to Medigroup is $15.00 per member per month for each HMO member enrolled in PHPNJ as of the first day of the month; PROVIDED, HOWEVER, that (a) if PHPNJ's shareholders disapprove the Purchase Agreement within six months of July 1, 1997, the Management Fee Accommodation shall be increased to $25.00 per member per month ("PMPM"), effective either as of the date PHPNJ's shareholders disapprove the Purchase Agreement or

September 11, 1997
Page 2


retroactive to the date 61 days from July 1, 1997, whichever occurs earlier, or
(b) if PHPNJ's shareholders have not voted on the Purchase Agreement by January 1, 1998, the Management Fee Accommodation shall be increased to $25.00 PMPM, effective as of the January 1998 payment. (Medigroup's acquisition of the Contracts from PHPNJ pursuant to the Purchase Agreement for cash consideration equal to the sum of the Cash Payment and the Contingent Payment, together with Medigroup's performance of certain management and administrative services pursuant to the Management Services Agreement in consideration of PHPNJ's payment to Medigroup of the Management Fee Accommodation are collectively referred to herein as the ("Transaction").

The Purchase Agreement also provides for representation on the board of Medigroup, Inc., the parent of Medigroup, and various medical committees of Medigroup and Blue Cross and Blue Shield of New Jersey, Inc. the parent of Medigroup, Inc., by persons selected or nominated by PHPNJ. Such commitments are non-financial in nature and therefore, we do not express any opinion on them.

Pursuant to an engagement letter dated July 30, 1997, you have asked for our opinion, as investment bankers, as to the fairness, from a financial point of view, as of June 26, 1997, of the Transaction to the holders of common stock of PHPNJ. For the purposes of this opinion, we have: (i) reviewed certain publicly available business and historical financial information relating to PHPNJ; (ii) reviewed certain financial information and other data provided to us by PHPNJ that is not publicly available relating to the business and prospects of the Company; (iii) discussed the business, operations and prospects of PHPNJ with the Designated Managers and the Board of Directors of the Company; (iv) reviewed the Purchase Agreement, the Management Services Agreement and certain other agreements; (v) reviewed publicly available financial and stock market data with respect to publicly traded companies we considered relevant; (vi) reviewed information regarding acquisitions of companies we considered relevant; and
(vii) conducted such others studies, analyses, investigations and inquiries, and considered such other information as we deemed relevant.

In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to us by PHPNJ or obtained by us from other sources, and we have relied upon the assurances of PHPNJ and its Designated Managers that they are unaware of any information or facts that would make the information provided to us incomplete or misleading. We have assumed that the financial statements of PHPNJ present fairly the financial position of the Company and that retained liabilities have been adequately provided for. We have not independently verified any such information, nor undertaken an independent appraisal of the assets or liabilities (contingent or otherwise) of PHPNJ, nor been furnished with any such appraisal. In addition, we have assumed that the Purchase will be consummated as provided in the Purchase Agreement by December 31,1997, that the Management Services Agreement took effect on July 1, l997, and that Medigroup provides administrative and management services to PHPNJ consistent with the terms of the Management Services Agreement.

September 11, 1997
Page 3

Our opinion is necessarily based upon market, economic and other conditions that existed and could be evaluated as of June 26, 1997, and on information relevant to expressing an opinion as to the fairness of the Transaction as of June 26, 1997 which was available to us as of the date hereof. We disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting the opinion expressed herein which may come or be brought to our attention after the date hereof. We note that PHPNJ does not prepare financial forecasts and therefore did not provide any estimates of future performance for our consideration or inclusion in our analyses. No other limitations were imposed upon us by PHPNJ with respect to the investigations to be made or procedures to be followed by us in rendering our opinion.

As part of its investment banking business, Shattuck Hammond Partners Inc. is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes. We have acted as financial advisor to PHPNJ in connection with the transactions described in this letter; were authorized by the Company to approach, and hold discussions with, third parties to solicit indications of interest in a possible acquisition of, investment in, or partnership with PHPNJ; have received a retainer fee; and will receive additional fees for our services which are contingent upon the consummation of the Purchase. We also will receive a fee upon delivery of this opinion.

The opinion expressed herein does not constitute a recommendation as to any action the Board of Directors or any stockholder of PHPNJ should take in connection with the Transaction, or any part thereof, and our opinion is not intended to be and does not constitute a recommendation as to how a stockholder of PHPNJ should vote on the proposed Transaction or any part thereof. Further, we express no opinion herein as to the structure, term or effect of any other aspect of the Transaction, including, without limitation, the tax consequences thereof.

It is understood that this letter is for the information of the Board of Directors of PHPNJ in connection with its evaluation of the fairness, from a financial point of view of the Transaction to the holders of common stock of PHPNJ. This opinion may not be published, summarized, excerpted from, or otherwise referred to nor shall any public reference to Shattuck Hammond be made, without our prior written consent; PROVIDED, HOWEVER, that this opinion letter may be included in its entirety in the Proxy Statement of PHPNJ relating to the Transaction.

Based upon and subject to the foregoing, it is our opinion as investment bankers that as of June 26, l997, the Transaction is fair to the holders of PHPNJ common stock from a financial point of view.

Very truly yours,

/s/ Shattuck Hammond Partners Inc.

Shattuck Hammond Partners Inc.

                                     PROXY

                 PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                        SPECIAL MEETING OF STOCKHOLDERS


         The undersigned hereby appoints Joseph D. Billotti, Bessie Sullivan, Nancy Mueller and Linda Korman, or any of them as attorneys-in-fact, with full power of substitution, to vote in the manner indicated herein, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of Physician Healthcare Plan of New Jersey, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of Physician Healthcare Plan of New Jersey, Inc. to be held on Tuesday, December 9, 1997 at 6:30 p.m., local time, at the Hyatt Regency, 2 Albany Street, New Brunswick, New Jersey or any adjournment thereof. THIS
PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated, this proxy will be voted FOR the proposal.

         Approval of execution, delivery and performance by the Company of (1) the Agreement dated as of June 26, 1997 between the Company and Medigroup of New Jersey, Inc., as such agreement may be amended to comply with applicable regulatory requirements, and (2) other instruments and documents required to be executed and delivered by the Company as described in the Agreement, and the consummation of the assignment and transfer of certain of the Company's contracts as described in such Agreement, all as set forth in the accompanying Proxy Statement.

         FOR_______                 AGAINST________              ABSTAIN_______

      The Board of Directors recommends a vote FOR the foregoing proposal.

Please mark, sign and date, and return this proxy card promptly using the enclosed envelope.

                                                 -----------------------------
[attach label here]                              Signature(s)
                                                 Date: ________________________

Please sign exactly as name appears on the above label. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of an entity, please sign in the name of the entity by an authorized person.
                    NOT VALID UNLESS DATED AND SIGNED ABOVE